SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

                            Filed by the Registrant                    / X /

                    Filed by a party other than the Registrant         /   /

Check the appropriate box:

/ X /   Preliminary Proxy Statement

/   /   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e) (2))

/   /   Definitive Proxy Statement

/   /   Definitive Additional Materials

/   /   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            ASSET ALLOCATION FUNDS
                        PUTNAM CAPITAL APPRECIATION FUND
                           PUTNAM CLASSIC EQUITY FUND
                     PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
                          PUTNAM DISCOVERY GROWTH FUND
                           PUTNAM EQUITY INCOME FUND
                           PUTNAM EUROPE EQUITY FUND
                        THE GEORGE PUTNAM FUND OF BOSTON
                              PUTNAM FUNDS TRUST
                          PUTNAM GLOBAL EQUITY FUND
                      PUTNAM GLOBAL NATURAL RESOURCES FUND
                      THE PUTNAM FUND FOR GROWTH AND INCOME
                          PUTNAM HEALTH SCIENCES TRUST
                         PUTNAM INTERNATIONAL EQUITY FUND
                           PUTNAM INVESTMENT FUNDS
                             PUTNAM INVESTORS FUND
                         PUTNAM NEW OPPORTUNITIES FUND
                       PUTNAM OTC & EMERGING GROWTH FUND
                            TAX SMART FUNDS TRUST
                    PUTNAM UTILITIES GROWTH AND INCOME FUND
                               PUTNAM VISTA FUND
                              PUTNAM VOYAGER FUND

                 (Name of Registrant as Specified In Its Charter)

                      (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /   No fee required

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(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

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    computed pursuant to Exchange Act Rule 0-11 (set forth the
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        statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:


Important information for shareholders of

THE PUTNAM FUNDS

The document you hold in your hands contains your proxy statement and proxy card. Your proxy tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on pages 8 and 9.

We urge you to carefully review the proxy statement, and provide your voting instructions by using any of the methods shown on your proxy card. When shareholders don't return their proxies in sufficient numbers, we have to make follow up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]


Table of contents

A Message from the Chairman                       1

Notice of Shareholder Meeting                     2

Trustees' Recommendations                         3

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.


[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]

A Message from the Chairman

Dear Fellow Shareholder:

I am writing to you to ask for your vote on important matters that affect your investment in the Putnam funds. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy cards, by calling or by voting via the Internet. We are asking for your vote on the following matters:

(1) Electing Trustees;

(2) Approving a number of changes to various funds' fundamental investment restrictions and investment objectives;

(3) Approving an amendment to various funds' Agreements and Declarations of Trust.

Please see page 5 for list of the affected funds.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing, and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and the telephone and Internet voting instructions are listed at the top of your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposals, please call a Putnam customer service representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

/S/ JOHN A. HILL
John A. Hill, Chairman



Notice of a Meeting of Shareholders

* This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of:

PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO
PUTNAM ASSET ALLOCATION: CONSERVATIVE PORTFOLIO
PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO
PUTNAM CAPITAL APPRECIATION FUND
PUTNAM CAPITAL OPPORTUNITIES FUND
PUTNAM CLASSIC EQUITY FUND
PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
PUTNAM DISCOVERY GROWTH FUND
PUTNAM EQUITY INCOME FUND
PUTNAM EUROPE EQUITY FUND
THE GEORGE PUTNAM FUND OF BOSTON
PUTNAM GLOBAL EQUITY FUND
PUTNAM GLOBAL NATURAL RESOURCES FUND
THE PUTNAM FUND FOR GROWTH AND INCOME
PUTNAM GROWTH OPPORTUNITIES FUND
PUTNAM HEALTH SCIENCES TRUST
PUTNAM INTERNATIONAL CAPITAL  OPPORTUNITIES FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INTERNATIONAL GROWTH AND  INCOME FUND
PUTNAM INTERNATIONAL NEW  OPPORTUNITIES FUND
PUTNAM INVESTORS FUND
PUTNAM MID CAP VALUE FUND
PUTNAM NEW OPPORTUNITIES FUND
PUTNAM NEW VALUE FUND
PUTNAM OTC & EMERGING GROWTH FUND
PUTNAM RESEARCH FUND
PUTNAM SMALL CAP GROWTH FUND
PUTNAM SMALL CAP VALUE FUND
PUTNAM TAX SMART EQUITY FUND
PUTNAM UTILITIES GROWTH AND INCOME FUND
PUTNAM VISTA FUND
PUTNAM VOYAGER FUND

A Meeting of Shareholders of your fund will be held on November 11, 2004 at 11:00 a.m., Boston time, at the principal offices of the fund on the eighth floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1. Electing your fund's Trustees;

2A. Approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2B. Approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2C. Approving an amendment to certain funds' fundamental investment restrictions with respect to diversification of investments;

2D. Approving an amendment to certain funds' fundamental investment restrictions with respect to issuance of senior securities;

2E. Approving an amendment to a fund's investment objective; and

3. Approving an amendment to certain funds' Agreements and Declarations of Trust.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

September 3, 2004





Pro-
posal Proposal Description       Affected Funds                                                                              Page
---------------------------------------------------------------------------------------------------------------------------------
1.    Election of Trustees       All funds

2.A.  Approving an amendment     Putnam Asset Allocation: Balanced Portfolio      Putnam Capital Appreciation Fund
      to a fund's fundamental    Putnam Asset Allocation: Conservative Portfolio  Putnam Classic Equity Fund
      investment restriction     Putnam Asset Allocation: Growth Portfolio        Putnam Discovery Growth Fund
      with respect to borrowing  Putnam Convertible Income-Growth Trust           Putnam Equity Income Fund
                                 The George Putnam Fund of Boston                 Putnam Europe Equity Fund
                                 The Putnam Fund for Growth and Income            Putnam Global Equity Fund
                                 Putnam Growth Opportunities Fund                 Putnam New Opportunities Fund
                                 Putnam Health Sciences Trust                     Putnam New Value Fund
                                 Putnam International Capital Opportunities Fund  Putnam OTC & Emerging Growth Fund
                                 Putnam International Equity Fund                 Putnam Research Fund
                                 Putnam International Growth and Income Fund      Putnam Utilities Growth and Income Fund
                                 Putnam International New Opportunities Fund      Putnam Vista Fund
                                 Putnam Investors Fund                            Putnam Voyager Fund
---------------------------------------------------------------------------------------------------------------------------------



Pro-
posal Proposal Description       Affected Funds                                                                              Page
---------------------------------------------------------------------------------------------------------------------------------
2.B.  Approving an amendment     Putnam Asset Allocation: Balanced Portfolio      Putnam Health Sciences Trust
      to a fund's fundamental    Putnam Asset Allocation: Conservative Portfolio  Putnam International Capital Opportunities Fund
      investment restriction     Putnam Asset Allocation: Growth Portfolio        Putnam International Equity Fund
      with respect to making     Putnam Capital Appreciation Fund                 Putnam New Opportunities Fund
      loans                      Putnam Classic Equity Fund                       Putnam New Value Fund
                                 Putnam Convertible Income-Growth Trust           Putnam OTC & Emerging Growth Fund
                                 Putnam Discovery Growth Fund                     Putnam Research Fund
                                 Putnam Equity Income Fund                        Putnam Utilities Growth and Income Fund
                                 Putnam Europe Equity Fund                        Putnam Vista Fund and
                                 The George Putnam Fund of Boston                 Putnam Voyager Fund
                                 Putnam Global Equity Fund
                                 Putnam Global Natural Resources Fund
                                 The Putnam Fund for Growth and Income
                                 Putnam Growth Opportunities Fund
                                 Putnam International Growth and Income Fund
                                 Putnam International New Opportunities Fund
                                 Putnam Investors Fund
---------------------------------------------------------------------------------------------------------------------------------
2.C.  Approving an amendment     All funds
      to a fund's fundamental
      investment restriction
      with respect to
      diversification of
      investments
---------------------------------------------------------------------------------------------------------------------------------



Pro-
posal Proposal Description       Affected Funds                                                                              Page
---------------------------------------------------------------------------------------------------------------------------------
2.D.  Approving an amendment     Putnam Capital Opportunities Fund                Putnam New Value Fund
      to a fund's fundamental    Putnam Classic Equity Fund                       Putnam Research Fund
      investment restriction     Putnam Global Natural Resources Fund             Putnam Small Cap Growth Fund
      with respect to issuance   The Putnam Fund for Growth and Income            Putnam Small Cap Value Fund
      of senior securities       Putnam International Capital Opportunities Fund  Putnam Tax Smart Equity Fund
                                 Putnam International New Opportunities Fund
---------------------------------------------------------------------------------------------------------------------------------
2.E.  Approving an amendment     Putnam Equity Income Fund
      to a fund's investment
      objective
---------------------------------------------------------------------------------------------------------------------------------
3.    Approval of an amendment   All funds, except Putnam Tax Smart Equity Fund
      to a fund's Agreements and
      Declarations of Trust
---------------------------------------------------------------------------------------------------------------------------------



Proxy statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the Putnam funds for use at the Meeting of Shareholders of each fund to be held on November 11, 2004, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages). The Notice of Meeting, the proxy and the Proxy Statement are being mailed on or about September 3, 2004.

* How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. For electing your fund's nominees for Trustees;

2A. For approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2B. For approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2C. For approving an amendment to certain funds' fundamental investment restrictions with respect to diversification of investments;

2D. For approving an amendment to certain funds' fundamental investment restrictions with respect to issuance of senior securities;

2E. For approving an amendment to a fund's investment  objective; and

3. For approving an amendment to certain funds' Agreements and Declarations of Trust

Please see the descriptions of proposals 2 and 3 beginning on page 48 for lists of the affected funds.

* Who is eligible to vote?

Shareholders of record of each affected fund at the close of business on August 13, 2004 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal other than the election of Trustees and the amendment to a trust's agreement and declaration of trust, in which case shareholders of each series of a trust vote together as a single class. The outcome of a vote affecting one fund does not affect any other fund, except where series of a trust vote together.



The Proposals

I. Election of Trustees

* Who are the nominees for trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management").

The Board Policy and Nominating Committee of the Trustees of each fund has fixed the number of Trustees of each fund at fourteen and recommends that you vote for the election of the nominees described below.

The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes from shareholders will be elected as Trustees of your fund.

The nominees for Trustees and their backgrounds are shown in the table below. The table discloses each Nominee's name, date of birth, principal occupation(s) during the past five years, and other information about the nominee's professional background, including other directorships the nominee holds. For more in depth biographical information, please refer to the website of Putnam, LLC ("Putnam Investments"): www.Putnam.com. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. Each nominee other than Ms. Drucker and Messrs. Haldeman and Worley currently serve as a Trustee. The address of all of the Trustees and nominees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2003, there were 101 Putnam funds.

Jameson A. Baxter (9/6/43),
Trustee since 1994

[GRAPHIC OMITTED: PHOTO OF JAMESON A. BAXTER]
--------------------------------------------

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40),
Trustee since 2001

[GRAPHIC OMITTED: PHOTO OF CHARLES B. CURTIS]
--------------------------------------------

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)
Nominee for Trustee

[GRAPHIC OMITTED: PHOTO OF MYRA R. DRUCKER]
-------------------------------------------

Ms. Drucker is Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New
York Stock Exchange (NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors
Trust Bank.   Ms. Drucker also served as a  member of the NYSE
Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]
---------------------------------------

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43),
Trustee since 1996

[GRAPHIC OMITTED: PHOTO OF RONALD J. JACKSON]
--------------------------------------------

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47),
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF PAUL L. JOSKOW]
-----------------------------------------

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38),
Trustee since 1992

[GRAPHIC OMITTED: PHOTO OF ELIZABETH T. KENNAN]
----------------------------------------------

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41),
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF JOHN H. MULLIN, III]
----------------------------------------------

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45),
Trustee since 1984

[GRAPHIC OMITTED: PHOTO OF ROBERT E. PATTERSON]
----------------------------------------------

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust), prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments); and prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42),
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF W. THOMAS STEPHENS]
---------------------------------------------

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)
Nominee for Trustee

[GRAPHIC OMITTED: PHOTO OF RICHARD B. WORLEY]
-------------------------------------------

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a director of [               ].  Mr. Worley is also
on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke
College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

* Interested trustees

Charles E. Haldeman Jr.* (10/29/48),
Nominee for Trustee

[GRAPHIC OMITTED: PHOTO OF CHARLES E. HALDEMAN JR.]
-------------------------------------------

Mr. Haldeman is President and Chief Executive Officer of Putnam
Investments. He is a member of Putnam Investments' Executive Board of Directors and Advisory Counsel.

[Insert any outside board service.]

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. Mr. Haldeman previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm). Mr. Haldeman is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam III* (8/10/51),
Trustee since 1984 and President since 2000

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM III]
--------------------------------------------

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34),
Trustee since 1986

[GRAPHIC OMITTED: PHOTO OF A.J.C. SMITH]
---------------------------------------

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

* Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of a fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management"), or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Haldeman, Putnam, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of each fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of each of the funds. Mr. Smith is the Chairman of Putnam Investments and serves as a Director of and Consultant to Marsh & McLennan Companies, Inc.

Ms. Drucker was nominated by [ ]. Mr. Worley was nominated by [ ]. Mr. Haldeman was nominated by [ ].

The 14 nominees for election as Trustees will be elected as Trustees of your fund. The current Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund.



* What are the trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, distribution, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's independent auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management (as such term is defined in the 1940 Act). The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the fund's shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Board Policy and Nominating Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and
(viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the independent Trustees for nomination, and the independent Trustees select the nominees after considering the recommendation of the Committee.

The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled "Date for receipt of shareholders' proposals for subsequent meeting of shareholders," and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management (as such term is defined in the 1940
Act). The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a copy of which is attached to this proxy statement as Exhibit A. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis, and Mullin, and Ms. Baxter.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith, and Stephens, and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds,
(ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the open-end funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the open-end funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products and proposed structural changes to existing funds. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management ( as such term is defined in the 1940
Act). The Committee currently consists of Ms. Baxter (Chairperson), and Messrs. Curtis, Jackson, and Mullin.

Distributions Committee. This Committee oversees all fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Management and its affiliates to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson) and Jackson, and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairperson), Jackson, and Putnam, Dr. Joskow, and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Ms. Baxter (Acting Chairperson) and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson) and, Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Putnam, and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Jackson and Joskow.

The 1940 Act and the rules and regulations promulgated thereunder require that your fund have a minimum proportion of trustees who are not affiliated in any way with your fund's investment manager, principal underwriter or any broker-dealer. These independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund's independent Trustees meet regularly as a group in executive session. Eleven of the Fourteen nominees for election as Trustee would be independent Trustees.

* How large a stake do the Trustees and nominees have in the Putnam funds?

The Trustees believe each Trustee should have a significant investment in the Putnam funds. The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each current Trustee and nominee and the value of each Trustee's and each nominee's holdings in each fund and in all of the Putnam funds as of June 30, 2004.




TRUSTEE HOLDINGS TABLE

                              Dollar Range      Shares           Dollar Range      Shares           Dollar Range       Shares
                                of Shares     Beneficially         of Shares     Beneficially         of Shares      Beneficially
                                 Owned           Owned              Owned           Owned              Owned            Owned
---------------------------------------------------------------------------------------------------------------------------------
                                   Putnam Asset Allocation:        Putnam Asset Allocation:            Putnam Asset Allocation:
Trustees/Nominees                    Balanced Portfolio             Conservative Portfolio                Growth Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter                $1-$10,000       180.145          $1-$10,000       190.105           $1-$10,000      355.477
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       112.712          $1-$10,000       133.775           $1-$10,000      113.244
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.    $10,001-$50,000      1459.542     $10,001-$50,000      1195.508      $10,001-$50,000     1019.417
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill                  Over $100,000     20906.944          $1-$10,000       446.935           $1-$10,000      442.089
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson                $1-$10,000       333.567          $1-$10,000       153.456           $1-$10,000      820.551
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000       1783.22          $1-$10,000       230.962           $1-$10,000      875.678
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan              $1-$10,000       335.530          $1-$10,000       321.669           $1-$10,000      455.450
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III              $1-$10,000       327.998          $1-$10,000       382.184           $1-$10,000      319.132
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000      1124.534     $10,001-$50,000      1147.178      $10,001-$50,000     1144.164
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000      1128.658     $10,001-$50,000      1147.178      $10,001-$50,000     1156.813
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                     $1-$10,000       170.336          $1-$10,000       172.664           $1-$10,000      178.221
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens            Over $100,000     89673.064     $10,001-$50,000      4700.348           $1-$10,000      100.000
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares           Dollar Range       Shares
                                of Shares     Beneficially         of Shares     Beneficially         of Shares      Beneficially
                                 Owned           Owned              Owned           Owned              Owned            Owned
---------------------------------------------------------------------------------------------------------------------------------
Trustees/Nominees          Putnam Capital Appreciation Fund    Putnam Capital Opportunities Fund    Putnam Classic Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000       715.569          $1-$10,000       346.416        Over $100,000    16328.122
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       102.820          $1-$10,000       106.449           $1-$10,000      107.314
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                                      $10,001-$50,000       996.205      $10,001-$50,000      1013.18
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill               $50,001-$100,000      3898.796     $10,001-$50,000      5992.578     $50,001-$100,000    10435.097
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson                $1-$10,000       262.089          $1-$10,000       207.450           $1-$10,000      234.306
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000       723.839          $1-$10,000       183.608      $10,001-$50,000      2020.29
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan              $1-$10,000       251.929     $10,001-$50,000      1104.294           $1-$10,000      191.797
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III        $50,001-$100,000      6477.672    $50,001-$100,000      5695.393      $10,001-$50,000      2769.75
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson              $1-$10,000       482.640          $1-$10,000       837.144           $1-$10,000      687.503
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000      1238.256     $10,001-$50,000      1192.389     $50,001-$100,000     6316.991
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                     $1-$10,000       284.565          $1-$10,000       100.000           $1-$10,000      236.905
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       137.383          $1-$10,000       100.000           $1-$10,000      143.732
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares
                                of Shares     Beneficially         of Shares     Beneficially
                                 Owned           Owned              Owned           Owned
---------------------------------------------------------------------------------------------------------------------------------
                                  Putnam Convertible
Trustees/Nominees                 Income-Growth Trust           Putnam Discovery Growth Fund
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000      1631.226       Over $100,000    12,579.229
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       115.191     $10,001-$50,000      1383.006
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill                  Over $100,000     24183.105          $1-$10,000      2303.388
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson                $1-$10,000       431.317          $1-$10,000       243.964
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000       835.066          $1-$10,000       360.285
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $10,001-$50,000       994.039          $1-$10,000       675.427
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $10,001-$50,000      2077.602     $10,001-$50,000      2987.873
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000      1732.636          $1-$10,000       799.281
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000      1324.257          $1-$10,000      2101.545
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                     $1-$10,000       364.960          $1-$10,000       323.142
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       193.543          $1-$10,000       208.686
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares
                                of Shares     Beneficially         of Shares     Beneficially
                                 Owned           Owned              Owned           Owned
---------------------------------------------------------------------------------------------------------------------------------
Trustees/Nominees             Putnam Equity Income Fund           Putnam Europe Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000      2726.503     $10,001-$50,000      1215.293
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       109.101          $1-$10,000       104.829
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill                  Over $100,000     10823.609          $1-$10,000       500.000
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson                $1-$10,000       299.929          $1-$10,000       244.253
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow             $50,001-$100,000      5588.703          $1-$10,000       533.109
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $10,001-$50,000      1498.501          $1-$10,000       361.022
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $10,001-$50,000      2392.515     $10,001-$50,000       665.610
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000      1315.648     $10,001-$50,000      1958.550
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000      1414.878     $10,001-$50,000       933.566
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                     $1-$10,000       502.204          $1-$10,000       159.520
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       152.322          $1-$10,000       134.409
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares           Dollar Range       Shares
                                of Shares     Beneficially         of Shares     Beneficially         of Shares      Beneficially
                                 Owned           Owned              Owned           Owned              Owned            Owned
---------------------------------------------------------------------------------------------------------------------------------
Trustees/Nominees         The George Putnam Fund of Boston      Putnam Global Equity Fund    Putnam Global Natural Resources Fund
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter          $50,001-$100,000       4084.25    $50,001-$100,000      7703.029      $10,001-$50,000      920.093
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       248.590     $10,001-$50,000      5286.432           $1-$10,000      113.510
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.    $10,001-$50,000       625.693
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill                  Over $100,000     19796.222       Over $100,000     29842.849        Over $100,000     6145.952
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson          $50,001-$100,000      5410.934          $1-$10,000       208.270      $10,001-$50,000      448.000
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000      1729.101          $1-$10,000       700.412           $1-$10,000      123.590
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $10,001-$50,000      1155.086     $10,001-$50,000      3889.666      $10,001-$50,000      805.519
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $10,001-$50,000      5249.942    $50,001-$100,000      8909.351      $10,001-$50,000      654.818
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000      1092.513    $50,001-$100,000     10394.483           $1-$10,000      281.389
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III         $50,001-$100,000      5592.022       Over $100,000     29645.314      $10,001-$50,000     1214.292
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                $10,001-$50,000      1330.678     $10,001-$50,000      2311.026           $1-$10,000      266.030
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       257.335          $1-$10,000       624.816           $1-$10,000      149.739
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares           Dollar Range       Shares
                                of Shares     Beneficially         of Shares     Beneficially         of Shares      Beneficially
                                 Owned           Owned              Owned           Owned              Owned            Owned
---------------------------------------------------------------------------------------------------------------------------------
Trustees/Nominees      The Putnam Fund for Growth and Income   Putnam Growth Opportunities Fund       Putnam Health Sciences Trust
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter             Over $100,000     9,350.354     $10,001-$50,000      1537.221         Over 100,000     2167.541
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis           $10,001-$50,000      1924.766          $1-$10,000       105.029           $1-$10,000       100.00
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.    $10,001-$50,000       817.797
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill                  Over $100,000      9913.376     $10,001-$50,000      2516.579        Over $100,000     3670.194
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson             Over $100,000     34075.751          $1-$10,000       193.855           $1-$10,000       100.00
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow                Over-$100,000       7489.43          $1-$10,000       578.797      $10,001-$50,000      436.772
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $10,001-$50,000       603.004     $10,001-$50,000      1007.462           $1-$10,000       100.00
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III           Over $100,000      4528.036     $10,001-$50,000      1152.083     $50,001-$100,000     1091.876
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson              $1-$10,000       522.329          $1-$10,000       688.172      $10,001-$50,000      230.980
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III            Over $100,000     42571.034     $10,001-$50,000      2762.012     $50,001-$100,000      939.498
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                  Over $100,000      6875.284          $1-$10,000       100.000      $10,001-$50,000      455.658
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens            Over $100,000     12731.639          $1-$10,000       101.018           $1-$10,000      138.237
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares           Dollar Range       Shares
                                of Shares     Beneficially         of Shares     Beneficially         of Shares      Beneficially
                                 Owned           Owned              Owned           Owned              Owned            Owned
---------------------------------------------------------------------------------------------------------------------------------
                                  Putnam International                                                Putnam International Growth
Trustees/Nominees             Capital Opportunities Fund      Putnam International Equity Fund             and Income Fund
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000      6392.319       Over $100,000    11,214.114           $1-$10,000      679.096
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       105.802          $1-$10,000       199.030           $1-$10,000      105.036
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.    $10,001-$50,000       710.359                                        $10,001-$50,000     1438.354
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill                  Over $100,000      8211.346       Over $100,000     14909.236        Over $100,000    22658.411
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson                $1-$10,000       214.242          $1-$10,000       253.162           $1-$10,000      518.251
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow                   $1-$10,000       406.637       Over $100,000      5866.594           $1-$10,000      483.927
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan              $1-$10,000      1197.934     $10,001-$50,000       940.734           $1-$10,000      221.427
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III           Over $100,000      5036.801     $10,001-$50,000        2350.4           $1-$10,000      954.473
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000       427.582    $50,001-$100,000      2868.286           $1-$10,000      855.164
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000      1113.326     $10,001-$50,000       749.876      $10,001-$50,000     2218.493
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                     $1-$10,000       100.000          $1-$10,000       244.999           $1-$10,000      100.000
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       119.660          $1-$10,000       179.103           $1-$10,000      149.025
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares           Dollar Range       Shares
                                of Shares     Beneficially         of Shares     Beneficially         of Shares      Beneficially
                                 Owned           Owned              Owned           Owned              Owned            Owned
---------------------------------------------------------------------------------------------------------------------------------
                              Putnam International Trustees
Trustees/Nominees               New Opportunities Fund            Putnam Investors Fund            Putnam Mid Cap Value Fund
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000      2,191.36       Over $100,000    13,204.415      $10,001-$50,000     2053.445
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       102.166          $1-$10,000       102.415           $1-$10,000      105.982
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                                                                         $10,001-$50,000     1149.541
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill                     $1-$10,000       200.000       Over $100,000      25057.65           $1-$10,000      108.904
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson                $1-$10,000       313.103       Over $100,000     73276.008           $1-$10,000      352.798
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000      1243.015    $50,001-$100,000      7015.402           $1-$10,000      120.072
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan              $1-$10,000       197.710     $10,001-$50,000      1359.807           $1-$10,000      490.096
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $10,001-$50,000      3546.812       Over $100,000       8659.24     $50,001-$100,000     8192.574
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000      1335.641     $10,001-$50,000      1314.557           $1-$10,000      680.668
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000      1387.061     $10,001-$50,000      2437.122      $10,001-$50,000     2139.429
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                     $1-$10,000        100.00    $50,001-$100,000      8623.297           $1-$10,000      100.000
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       148.014          $1-$10,000       115.677           $1-$10,000      100.000
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares
                                of Shares     Beneficially         of Shares     Beneficially
                                 Owned           Owned              Owned           Owned
---------------------------------------------------------------------------------------------------------------------------------
Trustees/Nominees           Putnam New Opportunities Fund          Putnam New Value Fund
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter          $50,001-$100,000     1,734.607        Over 100,000     6,881.741
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis          $50,001-$100,000       2254.69          $1-$10,000       107.243
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                                      $10,001-$50,000       909.242
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill               $50,001-$100,000      2385.464    $50,001-$100,000      3872.531
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson                $1-$10,000       204.570          $1-$10,000       233.773
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow              $10,001-$50,000       1111.62          $1-$10,000       584.206
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan              $1-$10,000       100.000     $10,001-$50,000      1333.438
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III           Over $100,000      5927.957     $10,001-$50,000      2638.549
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson         $10,001-$50,000      1038.444     $10,001-$50,000      1325.964
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000       763.162     $10,001-$50,000      1398.657
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                $10,001-$50,000       638.496          $1-$10,000       100.000
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       133.948          $1-$10,000       143.838
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares           Dollar Range       Shares
                                of Shares     Beneficially         of Shares     Beneficially         of Shares      Beneficially
                                 Owned           Owned              Owned           Owned              Owned            Owned
---------------------------------------------------------------------------------------------------------------------------------
Trustees/Nominees        Putnam OTC & Emerging Growth Fund          Putnam Research Fund          Putnam Small Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000     2,704.695          $1-$10,000       414.462      $10,001-$50,000      705.048
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       105.121          $1-$10,000       104.965      $10,001-$50,000      536.136
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill                $10,001-$50,000      1951.847    $50,001-$100,000      3902.146      $10,001-$50,000     2144.691
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson           $10,001-$50,000      1968.372       Over $100,000      8167.352           $1-$10,000      206.855
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow                   $1-$10,000       129.574    $50,001-$100,000      5449.857     $50,001-$100,000     4297.547
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan              $1-$10,000      1141.113     $10,001-$50,000       867.630      $10,001-$50,000      915.840
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III         $10,001-$50,000      6484.534     $10,001-$50,000       849.291     $50,001-$100,000     3996.697
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson              $1-$10,000       259.060          $1-$10,000       145.779           $1-$10,000      450.272
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III         $50,001-$100,000     10112.593     $10,001-$50,000      1738.068      $10,001-$50,000     1235.585
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                $10,001-$50,000      3094.300          $1-$10,000       148.213           $1-$10,000      100.000
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       144.331          $1-$10,000       100.000           $1-$10,000      100.000
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares
                                of Shares     Beneficially         of Shares     Beneficially
                                 Owned           Owned              Owned           Owned
---------------------------------------------------------------------------------------------------------------------------------
Trustees/Nominees            Putnam Small Cap Value Fund       Putnam Tax Smart Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000     1,867.779     $10,001-$50,000      1237.843
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       108.025          $1-$10,000       102.210
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.    $10,001-$50,000      1434.121
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill                  Over $100,000     13881.248     $10,001-$50,000      2475.685
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson                $1-$10,000       460.660       Over $100,000     11228.341
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow             $50,001-$100,000      2828.795    $50,000-$100,000      5392.129
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan         $10,001-$50,000      1355.865          $1-$10,000       106.693
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/          Over $100,000      6633.668     $10,001-$50,000      3840.080
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson              $1-$10,000       488.256          $1-$10,000       943.821
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000      1095.726     $10,001-$50,000      1305.767
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                     $1-$10,000       100.000          $1-$10,000       100.000
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       100.000          $1-$10,000       100.000
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------


                              Dollar Range      Shares           Dollar Range      Shares
                                of Shares     Beneficially         of Shares     Beneficially
                                 Owned           Owned              Owned           Owned
---------------------------------------------------------------------------------------------------------------------------------
Trustees/Nominees        Putnam Utilities Growth and Income Fund     Putnam Vista Fund
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter           $10,001-$50,000       618.997       Over $100,000    13,673.755
---------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       112.628          $1-$10,000       108.696
---------------------------------------------------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                                      $10,001-$50,000      1759.930
---------------------------------------------------------------------------------------------------------------------------------
John A. Hill                $10,001-$50,000      3240.898       Over $100,000     24573.347
---------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson                $1-$10,000       816.839          $1-$10,000       565.702
---------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow                   $1-$10,000       912.907     $10,001-$50,000      1657.718
---------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan              $1-$10,000       110.835          $1-$10,000       662.864
---------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/        $10,001-$50,000      2307.695    $50,001-$100,000     10343.971
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson              $1-$10,000       685.142     $10,001-$50,000      1479.233
---------------------------------------------------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000      2076.560     $10,001-$50,000      4475.699
---------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith                     $1-$10,000       248.838     $10,001-$50,000      3322.336
---------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       162.025          $1-$10,000       177.190
---------------------------------------------------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------------------------------------------------



                              Dollar Range      Shares           Dollar Range
                                of Shares     Beneficially         of Shares
                                 Owned           Owned              Owned
---------------------------------------------------------------------------------------
Trustees/Nominees                   Putnam Voyager Fund           All Funds
---------------------------------------------------------------------------------------
Jameson A. Baxter                $1-$10,000     5,759.153       Over $100,000
---------------------------------------------------------------------------------------
Charles B. Curtis                $1-$10,000       108.848       Over $100,000
---------------------------------------------------------------------------------------
Myra R. Drucker
---------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.    $10,001-$50,000       920.802       Over $100,000
---------------------------------------------------------------------------------------
John A. Hill                  Over $100,000     23371.655       Over $100,000
---------------------------------------------------------------------------------------
Ronald J. Jackson             Over $100,000      8722.033       Over $100,000
---------------------------------------------------------------------------------------
Paul L. Joskow                Over $100,000      6528.631       Over $100,000
---------------------------------------------------------------------------------------
Elizabeth T. Kennan              $1-$10,000       297.444       Over $100,000
---------------------------------------------------------------------------------------
John H. Mullin, III/       $50,001-$100,000      5970.143       Over $100,000
---------------------------------------------------------------------------------------
Robert E. Patterson        $50,001-$100,000      3829.659       Over $100,000
---------------------------------------------------------------------------------------
George Putnam, III          $10,001-$50,000      2182.800        Over $100,000
---------------------------------------------------------------------------------------
A.J.C. Smith               $50,001-$100,000      3762.124       Over $100,000
---------------------------------------------------------------------------------------
W. Thomas Stephens               $1-$10,000       148.108       Over $100,000
---------------------------------------------------------------------------------------
Richard B. Worley
---------------------------------------------------------------------------------------

At [May 31, 2004], the Trustees and officers of each fund owned less than 1% of the outstanding shares of each class of each fund on that date.



* What are some of the ways in which the trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

* by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam
Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

* by monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How can shareholders communicate with the trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: "Board of Trustees" or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

The written communication must include the shareholder's name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares, and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to Trustees on a periodic basis.

* How often do the trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations each Putnam fund. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 2003, the average Trustee participated in approximately 49 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during calendar year 2003 is shown in the table below:

Audit and Pricing Committee                       15
----------------------------------------------------
Board Policy and Nominating Committee              7
----------------------------------------------------
Brokerage and Custody Committee                    4
----------------------------------------------------
Communication, Service and Marketing Committee     9
----------------------------------------------------
Contract Committee                                14
----------------------------------------------------
Distributions Committee                            6
----------------------------------------------------
Executive Committee                                1
----------------------------------------------------
Investment Oversight Committees                   30
----------------------------------------------------

Your fund does not have a policy with regard to Trustees' attendance at shareholder meetings. The funds are not required under their Agreements and Declarations of Trust to hold annual meetings.

* What are the trustees paid for their services?

Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not "interested persons" of Putnam Management (as such term is defined in the 1940 Act) and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current Trustees are Trustees of all the Putnam funds and each receives fees for his or her services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists only of Trustees who are not "interested persons" of your fund or Putnam Management (as such term is defined in the 1940 Act), estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each current Trustee by your fund for its most recent fiscal year and the fees paid to each current Trustee by all of the Putnam funds during calendar year 2003:




COMPENSATION TABLE

                                              Retirement                  Retirement
                                                benefits                    benefits
                                 Aggregate    accrued as     Aggregate    accrued as
                              Compensation  part of fund  Compensation  part of fund
                             from the fund      expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                   Putnam Asset Allocation:   Putnam Asset Allocation:
Trustees                             Balanced Portfolio        Conservative Portfolio
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $2,519          $789        $1,558          $434
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               2,470           632         1,529           345
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              4,246           936         2,614           515
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            2,471           732         1,531           402
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               2,495           606         1,542           335
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             2,483           963         1,524           530
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          2,501           926         1,545           512
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             2,501           524         1,545           288
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           3,088           431         1,905           237
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0           997             0           548
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           2,455           848         1,516           470
----------------------------------------------------------------------------------------


                                              Retirement                  Retirement
                                                benefits                    benefits
                                 Aggregate    accrued as     Aggregate    accrued as
                              Compensation  part of fund  Compensation  part of fund
                             from the fund      expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                   Putnam Asset Allocation:      Putnam Capital
Trustees                            Growth Portfolio            Appreciation Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $2,309          $668        $1,931          $551
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               2,264           549         1,419           378
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              3,892           787         3,117           676
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            2,264           618         1,877           519
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               2,286           496         1,903           505
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             2,275           811         1,928           693
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          2,292           759         1,914           764
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             2,292           442         1,914           373
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           2,830           363         2,359           312
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0           839             0           716
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           2,250           694         1,891           708
----------------------------------------------------------------------------------------


                                              Retirement                  Retirement
                                                benefits                    benefits
                                 Aggregate    accrued as     Aggregate    accrued as
                              Compensation  part of fund  Compensation  part of fund
                             from the fund      expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                       Putnam Capital              Putnam Classic
Trustees                             Opportunities Fund              Equity Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $1,793          $395        $2,386          $731
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               1,757           277         2,360           633
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              2,962           481         4,020           851
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            1,754           371         2,395           673
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               1,773           353         2,361           500
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             1,788           494         2,343           878
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          1,777           535         2,369           771
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             1,777           267         2,372           479
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           2,195           222         2,939           392
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0           510             0           910
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           1,759           495         2,337           700
----------------------------------------------------------------------------------------


                                                 Retirement                  Retirement                  Retirement
                                                   benefits                    benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses from the fund      expenses
-------------------------------------------------------------------------------------------------------------------
                                     Putnam Convertible             Putnam Discovery             Putnam Equity
Trustees                            Income-Growth Trust               Growth Fund                 Income Fund
-------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $1,347          $396        $3,146          $958        $3,298          $789
-------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/2001               1,333           334         3,112           851         3,264           685
-------------------------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              2,269           463         5,299         1,107         5,530           917
-------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            1,352           365         3,158           879         3,313           726
-------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               1,333           282         3,148           627         3,251           537
-------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             1,323           478         3,091         1,143         3,226           946
-------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          1,338           433         3,124           970         3,274           828
-------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/1984             1,339           260         3,127           625         3,279           517
-------------------------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)           1,660           214         3,878           510         4,055           423
-------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0           496            NA         1,185            NA           981
-------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           1,319           394         3,081           878         3,226           752
-------------------------------------------------------------------------------------------------------------------


                                                 Retirement                  Retirement
                                                   benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                       Putnam Europe               The George Putnam
Trustees                                Equity Fund                 Fund of Boston
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $1,733          $536        $5,050        $1,476
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               1,697           382         4,953         1,121
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              2,859           653         8,511         1,771
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            1,693           503         4,955         1,376
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               1,712           474         5,003         1,212
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             1,728           670         4,976         1,821
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          1,717           718         5,013         1,845
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             1,717           362         5,013           987
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           2,119           301         6,192           817
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0           692             0         1,883
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           1,700           663         4,922         1,698
----------------------------------------------------------------------------------------


                                                 Retirement                  Retirement
                                                   benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                          Putnam Global           Putnam Global Natural
Trustees                                   Equity Fund               Resources Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $4,508        $1,449        $1,031          $264
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               4,458         1,196         1,012           211
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              7,594         1,705         1,677           314
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            4,524         1,340         1,013           245
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               4,460         1,066         1,022           204
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             4,427         1,757         1,017           323
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          4,475         1,635         1,024           311
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             4,480           957         1,024           175
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           5,553           786         1,244           145
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                    NA         1,820             0           334
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           4,415         1,493         1,007           285
----------------------------------------------------------------------------------------


                                                 Retirement                  Retirement
                                                   benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                     The Putnam Fund               Putnam Growth
Trustees                           for Growth and Income         Opportunities Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)          $10,730        $3,330        $3,128        $1,047
----------------------------------------------------------------------------------------
Charles B. Curtis/2001              10,609         2,796         3,066           776
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)             18,080         3,902         5,275         1,263
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)           10,766         3,073         3,065           978
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)              10,612         2,389         3,096           884
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992            10,534         4,023         3,083         1,298
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)         10,650         3,669         3,105         1,344
----------------------------------------------------------------------------------------
Robert E. Patterson/1984            10,663         2,193         3,105           702
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)          13,213         1,799         3,832           582
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0         4,197             0         1,341
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)          10,508         3,344         3,048         1,239
----------------------------------------------------------------------------------------


                                                 Retirement                  Retirement
                                                   benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                       Putnam Health           Putnam International
Trustees                              Sciences Trust         Capital Opportunities Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $4,763        $1,390        $2,617          $744
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               4,670         1,101         2,566           594
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              8,029         1,653         4,413           883
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            4,670         1,291         2,566           691
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               4,716         1,084         2,592           574
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             4,694         1,701         2,580           909
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          4,728         1,655         2,598           877
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             4,728           924         2,598           494
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           5,838           762         3,209           407
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                    NA         1,761             0           940
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           4,647         1,581         2,551           804
----------------------------------------------------------------------------------------


                                                 Retirement                  Retirement
                                                   benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                    Putnam International        Putnam International
Trustees                                 Equity Fund           Growth and Income Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $6,919        $2,041        $1,465          $409
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               6,777         1,501         1,434           305
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)             11,514         2,466         2,437           493
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            6,762         1,908         1,431           382
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               6,847         1,739         1,449           344
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             6,914         2,534         1,464           507
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          6,862         2,641         1,453           522
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             6,862         1,370         1,453           274
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           8,486         1,137         1,796           227
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0         2,618             0           524
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           6,785         2,436         1,436           481
----------------------------------------------------------------------------------------


                                                 Retirement                  Retirement
                                                   benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                    Putnam International
Trustees                           New Opportunities Fund      Putnam Investors Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $1,930          $567        $5,386        $1,617
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               1,889           452         5,279         1,233
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              3,252           672         9,087         1,938
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            1,881           526         5,277         1,507
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               1,906           437         5,333         1,321
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             1,908           692         5,312         1,993
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          1,917           669         5,347         2,012
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             1,917           376         5,347         1,080
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           2,363           310         6,601           894
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                    NA           717             0         2,062
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           1,879           613         5,250         1,850
----------------------------------------------------------------------------------------


                                                 Retirement
                                                   benefits
                                 Aggregate       accrued as
                              Compensation     part of fund
                             from the fund         expenses
----------------------------------------------------------------------------------------
                                        Putnam Mid Cap
Trustees                                  Value Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $1,397          $278
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               1,369           203
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              2,325           337
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            1,366           260
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               1,383           239
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             1,396           346
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          1,385           363
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             1,385           187
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           1,714           155
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0           357
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           1,369           335
----------------------------------------------------------------------------------------


                                                 Retirement                  Retirement
                                                   benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                           Putnam New                 Putnam New
Trustees                               Opportunities Fund             Value Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $7,394        $2,254        $2,364          $666
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               7,239         1,644         2,319           532
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)             12,277         2,729         3,986           789
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            7,218         2,109         2,319           617
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               7,310         1,939         2,342           512
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             7,385         2,803         2,330           813
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          7,330         2,942         2,347           783
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             7,330         1,515         2,347           442
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           9,054         1,258         2,952           364
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0         2,897             0           840
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           7,251         2,716         2,304           718
----------------------------------------------------------------------------------------


                                                 Retirement                  Retirement
                                                   benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                        Putnam OTC &
Trustees                            Emerging Growth Fund        Putnam Research Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $3,032        $1,005        $2,603          $738
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               2,972           747         2,552           568
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              5,113         1,211         4,388           883
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            2,972           939         2,552           687
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               3,002           846         2,578           596
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             2,988         1,245         2,565           908
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          3,010         1,286         2,583           908
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             3,010           674         2,583           493
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           3,715           558         3,190           407
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0         1,287             0           939
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           2,955         1,185         2,536           835
----------------------------------------------------------------------------------------


                                                 Retirement                  Retirement                  Retirement
                                                   benefits                    benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses from the fund      expenses
-------------------------------------------------------------------------------------------------------------------
                                       Putnam Small Cap            Putnam Small Cap           Putnam Tax Smart
Trustees                                 Growth Fund                  Value Fund                 Equity Fund
-------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $411           $80        $1,897          $511          $872          $274
-------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/2001                 403            66         1,816           313           862           227
-------------------------------------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)                685            94         3,131           640         1,469           322
-------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)              402            74         1,827           485           875           253
-------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)                 407            59         1,802           517           862           200
-------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992               411            97         1,802           655           856           332
-------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)            408            91         1,844           778           866           306
-------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/1984               408            53         1,854           351           867           181
-------------------------------------------------------------------------------------------------------------------
George Putnam, III/1984(7)             505            44         2,230           295         1,074           148
-------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                    NA           101            NA           676             0           343
-------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)             403            83         1,793           725           854           280
-------------------------------------------------------------------------------------------------------------------


                                                 Retirement                  Retirement
                                                   benefits                    benefits
                                 Aggregate       accrued as     Aggregate    accrued as
                              Compensation     part of fund  Compensation  part of fund
                             from the fund         expenses from the fund      expenses
----------------------------------------------------------------------------------------
                                    Putnam Utilities Growth
Trustees                               and Income Fund           Putnam Vista Fund
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $1,396          $451        $4,552        $1,344
----------------------------------------------------------------------------------------
Charles B. Curtis/2001               1,380           371         4,463         1,025
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)              2,351           531         7,676         1,611
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)            1,401           417         4,462         1,253
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)               1,381           332         4,507         1,098
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992             1,370           547         4,487         1,657
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)          1,386           510         4,519         1,671
----------------------------------------------------------------------------------------
Robert E. Patterson/1984             1,387           298         4,519           898
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)           1,719           245         5,579           743
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                    NA           566            NA         1,713
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)           1,367           465         4,436         1,537
----------------------------------------------------------------------------------------


                                                 Retirement       Estimated
                                                   benefits annual benefits        Total
                                 Aggregate       accrued as from all Putnam compensation
                              Compensation     part of fund      funds upon     from all
                             from the fund         expenses      retirement Putnam funds
----------------------------------------------------------------------------------------
Trustees                             Putnam Voyager Fund           For All Funds
----------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)          $10,472        $3,114      $215,500      $100,000
----------------------------------------------------------------------------------------
Charles B. Curtis/2001              10,266         2,372       210,250       100,000
----------------------------------------------------------------------------------------
John A. Hill/1985(5)(7)             17,658         3,734       413,625       200,000
----------------------------------------------------------------------------------------
Ronald J. Jackson/1996(5)           10,264         2,902       214,500       100,000
----------------------------------------------------------------------------------------
Paul L. Joskow/1997(5)              10,368         2,547       215,250       100,000
----------------------------------------------------------------------------------------
Elizabeth T. Kennan/1992            10,320         3,840       207,000       100,000
----------------------------------------------------------------------------------------
John H. Mullin, III/1997(5)         10,395         3,878       208,750       100,000
----------------------------------------------------------------------------------------
Robert E. Patterson/1984            10,395         2,080       206,500       100,000
----------------------------------------------------------------------------------------
George Putnam, III/1984(7)          12,832         1,721       260,500       125,000
----------------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                     0         3,970             0        93,333
----------------------------------------------------------------------------------------
W. Thomas Stephens/1997(5)          10,205         3,568       206,500       100,000
----------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family.
    For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of the dates indicated below, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, were as follows:




                                    Putnam        Putnam        Putnam        Putnam        Putnam
                                     Asset         Asset         Asset       Capital       Capital
                               Allocation:   Allocation:   Allocation:        Appre-        Oppor-
                                  Balanced  Conservative        Growth       ciation      tunities
                                 Portfolio     Portfolio     Portfolio          Fund          Fund
                                (Sept. 30,    (Sept. 30,    (Sept. 30,      (May 31,    (April 30,
                                     2003)         2003)         2003)         2003)         2003)
--------------------------------------------------------------------------------------------------
Baxter                              $5,888        $1,165        $4,963        $8,909          $905
--------------------------------------------------------------------------------------------------
Hill                                16,268         3,219        13,712        23,602         2,398
--------------------------------------------------------------------------------------------------
Jackson                              8,290         1,640         6,988        11,914         1,211
--------------------------------------------------------------------------------------------------
Joskow                               6,216         1,230         5,240         9,069           921
--------------------------------------------------------------------------------------------------
Mullin                               6,735         1,332         5,677        10,207         1,037
--------------------------------------------------------------------------------------------------
Stephens                             2,645           523         2,229         3,993           406
--------------------------------------------------------------------------------------------------


                                                                                                               The
                                    Putnam          Putnam        Putnam        Putnam        Putnam        George
                                   Classic     Convertible     Discovery        Equity        Europe        Putnam
                                    Equity         Income-        Growth        Income        Equity          Fund
                                      Fund    Growth Trust          Fund          Fund          Fund     of Boston
                                 (Nov. 30,       (Oct. 31,     (Dec, 31,     (Nov. 30,     (June 30,     (July 31,
                                     2003)           2003)         2003)         2003)         2003)         2003)
------------------------------------------------------------------------------------------------------------------
Baxter                              $9,991        $6,665       $10,668        $7,353        $6,392       $19,003
------------------------------------------------------------------------------------------------------------------
Hill                                28,685        19,137        30,722        21,111        16,933        52,508
------------------------------------------------------------------------------------------------------------------
Jackson                             14,722         9,826        15,756        10,835         8,552        26,755
------------------------------------------------------------------------------------------------------------------
Joskow                              10,871         7,249        11,624         8,000         6,513        20,034
------------------------------------------------------------------------------------------------------------------
Mullin                              11,421         7,621        12,193         8,406         7,321        21,753
------------------------------------------------------------------------------------------------------------------
Stephens                             4,484         2,993         4,798         3,300         2,870         8,528
------------------------------------------------------------------------------------------------------------------


                                                                   The
                                                  Putnam        Putnam        Putnam
                                    Putnam        Global      Fund for        Growth        Putnam
                                    Global       Natural        Growth        Oppor-        Health
                                    Equity     Resources           and      tunities      Sciences
                                      Fund          Fund        Income          Fund         Trust
                                 (Oct. 31,     (Aug. 31,     (Oct. 31,     (July 31,     (Aug. 31,
                                     2003)         2003)         2003)         2003)         2003)
--------------------------------------------------------------------------------------------------
Baxter                             $22,888          $616       $75,982        $7,336       $15,201
--------------------------------------------------------------------------------------------------
Hill                                65,719         1,702       218,171        20,270        42,001
--------------------------------------------------------------------------------------------------
Jackson                             33,745           867       112,025        10,328        21,393
--------------------------------------------------------------------------------------------------
Joskow                              24,894           650        82,644         7,734        16,033
--------------------------------------------------------------------------------------------------
Mullin                              26,171           705        86,881         8,397        17,397
--------------------------------------------------------------------------------------------------
Stephens                            10,277           276        34,117         3,292         6,817
--------------------------------------------------------------------------------------------------


                                                                Putnam        Putnam
                                                                Inter-        Inter-
                                    Putnam        Putnam      national      national
                             International        Inter-        Growth           New
                                   Capital      national           and        Oppor-        Putnam
                             Opportunities        Equity        Income      tunities     Investors
                                      Fund          Fund          Fund          Fund          Fund
                                 (Aug. 31,     (June 30,     (June 30,    (Sept. 30,     (July 31,
                                     2003)         2003)         2003)         2003)         2003)
--------------------------------------------------------------------------------------------------
Baxter                              $1,730       $18,253        $2,767        $8,719       $17,124
--------------------------------------------------------------------------------------------------
Hill                                 4,780        48,351         7,328        24,088        47,316
--------------------------------------------------------------------------------------------------
Jackson                              2,435        24,419         3,701        12,275        24,109
--------------------------------------------------------------------------------------------------
Joskow                               1,825        18,598         2,819         9,205        18,053
--------------------------------------------------------------------------------------------------
Mullin                               1,980        20,903         3,168         9,973        19,602
--------------------------------------------------------------------------------------------------
Stephens                               776         8,195         1,242         3,916         7,684
--------------------------------------------------------------------------------------------------


                                                  Putnam                      Putnam
                                    Putnam           New        Putnam         OTC &
                                   Mid Cap        Oppor-           New      Emerging
                                     Value      tunities         Value        Growth
                                      Fund          Fund          Fund          Fund
                                (April 30,     (June 30,     (Aug. 31,     (July 31,
                                     2003)         2003)         2003)         2003)
--------------------------------------------------------------------------------------------------
Baxter                                $652       $51,699        $4,404       $16,520
--------------------------------------------------------------------------------------------------
Hill                                 1,727       136,866        12,170        45,647
--------------------------------------------------------------------------------------------------
Jackson                                872        69,123         6,199        23,259
--------------------------------------------------------------------------------------------------
Joskow                                 663        52,645         4,646        17,416
--------------------------------------------------------------------------------------------------
Mullin                                 747        59,171         5,041        18,910
--------------------------------------------------------------------------------------------------
Stephens                               292        23,197         1,975         7,413
--------------------------------------------------------------------------------------------------


                                                                                              Putnam
                                                                                           Utilities
                                                  Putnam        Putnam                        Growth
                                    Putnam     Small Cap     Small Cap          Putnam           and        Putnam
                                  Research        Growth         Value       Tax Smart        Income         Vista
                                      Fund          Fund          Fund     Equity Fund          Fund          Fund
                                 (July 31,     (June 30,     (Feb. 29,       (Oct. 31,     (Oct. 31,     (July 31,
                                     2003)         2003)         2003)           2003)         2003)         2003)
------------------------------------------------------------------------------------------------------------------
Baxter                              $1,710          $179          $830            $709        $7,024       $19,769
------------------------------------------------------------------------------------------------------------------
Hill                                 4,725           474         2,108           2,035        20,168        54,625
------------------------------------------------------------------------------------------------------------------
Jackson                              2,408           240         1,054           1,045        10,356        27,834
------------------------------------------------------------------------------------------------------------------
Joskow                               1,803           182           815             771         7,640        20,842
------------------------------------------------------------------------------------------------------------------
Mullin                               1,957           205           953             811         8,031        22,630
------------------------------------------------------------------------------------------------------------------
Stephens                               767            80           372             318         3,154         8,871
------------------------------------------------------------------------------------------------------------------


                                    Putnam
                              Voyager Fund
                             (July 31, 2003)
--------------------------------------------------------------------------------------------------
Baxter                             $58,337
--------------------------------------------------------------------------------------------------
Hill                               161,193
--------------------------------------------------------------------------------------------------
Jackson                             82,134
--------------------------------------------------------------------------------------------------
Joskow                              61,502
--------------------------------------------------------------------------------------------------
Mullin                              66,778
--------------------------------------------------------------------------------------------------
Stephens                            26,179
--------------------------------------------------------------------------------------------------


(6) Since July 1, 2000, Marsh & McLennan Companies, Inc. has compensated
    Mr. Smith for his service as Trustee. The estimated annual retirement benefits shown in this table for Mr. Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Putnam Floating Rate Income Fund and Putnam Prime Money Market Fund commenced operations after December 31, 2003.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the 1940 Act) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

2. Adoption of Standardized Fundamental Investment Restrictions

As described in the following proposals, the Trustees recommend that shareholders of the affected funds approve the elimination of and revisions to certain fundamental investment restrictions currently observed by such funds. Generally, the purpose of these proposed changes is to increase each fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions.

Background. The 1940 Act requires registered investment companies like the funds to have "fundamental" investment restrictions governing certain of its investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed elimination of and revisions to certain of the fundamental investment restrictions of the funds are discussed below. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, the Trustees believe that Putnam Management will be better able to manage the funds in a changing regulatory or investment environment. In addition, the process of monitoring the funds' compliance with investment restrictions will be simplified.

To the extent multiple proposals apply to the same fund, the adoption of any of these proposals is not contingent on the adoption of any other proposal.

2.A. Amending Fundamental Investment Restrictions with Respect to
Borrowing.

Affected funds:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Discovery Growth Fund
Putnam Equity Income Fund
Putnam Europe Equity Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam Investors Fund
Putnam New Opportunities Fund
Putnam New Value Fund
Putnam OTC & Emerging Growth Fund
Putnam Research Fund
Putnam Utilities Growth and Income Fund
Putnam Vista Fund
Putnam Voyager Fund

The Trustees are recommending that each affected fund's fundamental investment restriction with respect to borrowing be revised to reflect the standard restriction expected to be used by other Putnam funds. Under the 1940 Act, a fund may borrow up to 33 1/3% of its total assets. Generally, each of the affected fund's current restriction is more restrictive. Exhibit B lists the current fundamental investment restrictions with respect to borrowing of each of the affected funds. The proposed fundamental investment restriction is set forth below:

"The fund may not. . . [b]orrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made."

If the proposed change is approved, each affected fund will not be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. The new restriction would not prohibit an affected fund from borrowing for leveraging purposes, although Putnam Management currently has no intention of borrowing for such purposes. If a fund were to borrow money, its net assets would tend to increase or decrease to a greater extent with market changes than if the fund had not borrowed money.

Putnam Management believes that this enhanced flexibility could assist each affected fund in achieving its investment objective. In circumstances in which an affected fund's available cash is not sufficient to meet, among other things, shareholder redemptions, Putnam Management believes that it may be advantageous at times for an affected fund to borrow money instead of raising cash by selling its portfolio securities, which could be disruptive to the fund's investment strategy.

In a separate proposal (see Proposal 2.B. below), shareholders of these affected funds are being asked to approve an amendment to each affected fund's restriction on lending. The proposed revisions would, subject to the limitations discussed below, permit an affected fund to participate in an "interfund lending program," which would allow the fund, through a master loan agreement, to lend available cash to and borrow from other Putnam funds. As stated above, certain of the affected funds may currently borrow money only from banks. Each affected fund would be able to borrow money under the interfund lending program only if the interest rate on the loan is more favorable to the fund than the interest rates otherwise available for short-term bank loans, as well as being more favorable to the lending fund than available repurchase agreement rates. Putnam Management believes that the ability to engage in such borrowing transactions will allow an affected fund to pay lower interest rates on its borrowings. An affected fund could, in certain circumstances, have its loan recalled by a lending fund on one day's notice. In these circumstances, the fund might have to borrow from a bank at a higher interest rate if loans were not available from other Putnam funds.

The Putnam funds have received an exemptive order from the SEC which permits interfund lending between Putnam funds so long as certain conditions are satisfied.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of such affected fund are present at the meeting in person or by proxy.

2.B. Amending Fundamental Investment Restrictions with Respect to Making
Loans.

Affected funds:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Discovery Growth Fund
Putnam Equity Income Fund
Putnam Europe Equity Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam Investors Fund
Putnam New Opportunities Fund
Putnam New Value Fund
Putnam OTC & Emerging Growth Fund
Putnam Research Fund
Putnam Utilities Growth and Income Fund Putnam Vista Fund
Putnam Voyager Fund

The Trustees are recommending that each affected fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction used by other Putnam funds, to remove any limitations on each affected fund's ability to enter into repurchase agreements and securities loans, and to clarify that each affected fund is permitted (subject to the limitation discussed above) to participate in the proposed interfund lending program described in Proposal 2.A. Each affected fund currently has one of the following investment restrictions which states that such affected fund may not:

"Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities." (All affected funds except Putnam Classic Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam International New Opportunities Fund, Putnam New Value Fund and Putnam Research Fund.)

                                    OR

"Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to no more than 25% of its total assets (taken at current value)." (Putnam Classic Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam International New Opportunities Fund, Putnam New Value Fund and Putnam Research Fund.)

The proposed amended fundamental investment restriction is set forth below:

"The fund may not. . . [m]ake loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

Following the amendment, each affected fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit. Putnam Management believes that this increased investment flexibility could assist each affected fund in achieving its investment objective.

When a fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When a fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower. These transactions must be fully collateralized at all times, but involve some risk to the fund if the borrower should default on its obligation. If the borrower in these transactions should become involved in bankruptcy insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

If the proposal is approved, each affected fund would be able to participate in an interfund lending program and make loans to other
Putnam funds for short-term purposes. As discussed in Proposal 2.A, a fund would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that a fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause a fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each affected fund, or (2) 67% or more of the shares of each affected fund present at the meeting if more than 50% of the outstanding shares of such fund are present at the meeting in person or by proxy.

2.C. Amending Fundamental Investment Restrictions with Respect to
Diversification of Investments.

Affected funds: All funds.

The Trustees recommend that each affected fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction expected to be used by the other Putnam funds, depending on whether the affected fund is a "diversified" fund or a "non-diversified" fund.

Under the 1940 Act, a "diversified" fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities, cash, cash items or the securities of other regulated investment companies). The remaining 25% of the fund's total assets is not subject to this restriction.

A "non-diversified" fund is not subject to the 1940 Act restriction discussed above, but is only subject to the rules under the Internal Revenue Code of 1986, as amended (the "Code"), which require that a fund diversify its holdings at the end of each fiscal quarter such that, with respect to 50% of the fund's total assets, the fund does not have more than 5% of its total assets invested in any one issuer. The remaining 50% of the fund's assets is not subject to this 5% limitation, although with respect to that portion of its assets the fund may not invest more than 25% in any issuer. Neither of these Code requirements applies to U.S. government securities, cash, cash items or the securities of other regulated investment companies.

Exhibit C lists the current fundamental investment restrictions with respect to diversification of investments of each of the affected funds. The proposed amended fundamental investment restrictions are set forth below:

"The fund may not ... [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies." (Putnam Health Sciences Trust only.)

                                    OR

"The fund may not ... [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies." (For all funds except Putnam Health Sciences Trust.)

If the proposed change is approved, each affected fund will continue to be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restrictions would continue to exclude from its limitations U.S. government securities, cash and cash items, and would also exclude from its limitations securities of other investment companies. The proposed changes would not result in a "diversified" fund becoming a "non-diversified" fund, or a "non-diversified" fund becoming a "diversified" fund.

The purpose of these proposed changes is to reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions with respect to diversification. The proposed revisions would also permit each affected fund to invest in shares of Putnam money market funds, Putnam short-term bond funds or other Putnam entities that operate as cash management investment vehicles in excess of the limitations discussed above, by excluding from these limitations securities of other investment companies.

The Putnam funds have received an exemptive order from the SEC which permits "cash sweep" arrangements in which a fund invests all or a portion of its available cash in a Putnam cash management investment vehicle, such as a Putnam money market fund, rather than directly in short-term instruments. If the proposed change is approved, each affected fund will be able to invest up to 25% of its total assets in a Putnam money market fund or other Putnam cash management investment vehicle, in accordance with the conditions set forth in the SEC exemptive order. Putnam Management believes that use of a Putnam money market fund or other Putnam cash management investment vehicle to invest an affected fund's uninvested cash and cash collateral from securities lending arrangements may achieve greater efficiencies, reduce fund management expenses and increase returns. Moreover, use of a Putnam money market fund or other Putnam cash management investment vehicle in these instances would permit an affected fund's management team to focus on the management of the principal investments of the fund.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of such fund are present at the meeting in person or by proxy.

2.D. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO THE ISSUANCE OF SENIOR SECURITIES.

Affected funds:

Putnam Capital Opportunities Fund
Putnam Classic Equity Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam International Capital Opportunities Fund
Putnam International New Opportunities Fund
Putnam New Value Fund
Putnam Research Fund
Putnam Small Cap Growth Fund
Putnam Small Cap Value Fund
Putnam Tax Smart Equity Fund

The Trustees recommend that each of the affected funds' fundamental investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction expected to be used by the other Putnam funds and to make it clear that a fund is not restricted from borrowing money consistent with its investment policies. Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends and technically includes all indebtedness over 5% of the fund's assets. Each affected fund currently has one of the following investment restrictions which states that such fund may not:

"Issue any class of securities which is senior to the fund's shares of beneficial interest." (All affected funds except Putnam Global Natural Resources Fund.)

                                    OR

"Issue senior securities (except insofar as the fund may be deemed to be doing so by virtue of [the fund's other investment restrictions with respect to investments in U.S. government securities and making loans])." (Putnam Global Natural Resources Fund only.)

The proposed amended fundamental restriction is set forth below:

"The fund may not... [i]ssue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings."

The 1940 Act imposes limitations on an investment company's ability to issue senior securities. This revised investment restriction is intended to simplify and standardize the language of the funds' policies concerning senior securities, and to permit each fund to take full advantage of all investment flexibility permitted under applicable law.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such fund, or (2) 67% or more of the shares of such fund present at the meeting if more than 50% of the outstanding shares of such fund are present at the meeting in person or by proxy.

2.E AMENDING FUND'S INVESTMENT OBJECTIVE

Affected fund: Putnam Equity Income Fund

The Trustees recommend that the fund's shareholders approve an amendment to the fund's investment objective, which, as disclosed in the fund's prospectus, states:

The fund seeks current income. Capital growth is a secondary objective when consistent with seeking current income.

The proposed new investment objective of the fund is the following:

The fund seeks capital growth and current income.

Putnam Management believes that the fund's current investment objective, which gives priority to current income, has become more constraining for the fund's management team. Putnam Management believes that by restating the fund's investment objective to give greater emphasis to capital growth, the fund's management team will be able to take advantage of more opportunities in the market for growth stocks as well as income-generating stocks, thereby better serving the long-term interests of the fund's shareholders.

If approved, the proposed investment objective would not materially alter the investment strategy of the fund. Under normal circumstances, the fund invests at least 80% of its net assets in common stocks and other equity investments that offer the potential for current income. This non-fundamental investment policy cannot be changed without providing shareholders with at least 60 days' advance notice.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3. Adoption of Amendment to Declarations of Trust.

Affected funds: All funds, except Putnam Tax Smart Equity Fund

The Trustees of each of the trusts of which a fund is a series (the "Trusts") and of each fund that is not a series of a Trust (each a "Fund") have approved and recommend shareholder approval of a proposal to amend each Trust's and each Fund's Agreement and Declaration of Trust ("Declaration of Trust") to expressly provide that the Trust or Fund may pay redemption proceeds in-kind (i.e., by distributing securities rather than cash).

Exhibit D lists the Article and Section of each Declaration of Trust that would be revised by the proposed amendment to each Declaration of Trust. The proposed amendments to each Declaration of Trust are set forth below:


Article VI

Distributions, Redemptions and Repurchases

*   *   *

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Payment for any redemption of Shares pursuant may be made in cash or in other property, or in any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any payment. (All affected funds except The Putnam Fund for Growth and Income and The George Putnam Fund of Boston.)

                                    OR

Article IV

Rights and Privileges of Beneficiaries

*   *   *

Right to Sell Shares to Trust

Section 4. The Trust shall purchase such shares as are offered by any beneficiary for redemption, upon the presentation of any certificate for the shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the beneficiary within seven days after the date on which the request is made. The obligation set forth in this Section 4 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase shares at a price not exceeding the net asset value of such shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Payment for any redemption of shares pursuant may be made in cash or in other property, or in any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any payment. (The Putnam Fund for Growth and Income.)

                                    OR

Article IV

Rights and Privileges of Beneficiaries

*   *   *

Right to Sell Shares to Trust

Section 4. The Trust shall purchase such shares as are offered by any beneficiary for redemption, upon the presentation of any certificate for the shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the liquidating value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the beneficiary within seven days after the date on which the request is made. The obligation set forth in this Section 4 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase shares at a price not exceeding the liquidating value of such shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Payment for any redemption of shares pursuant may be made in cash or in other property, or in any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any payment. (The George Putnam Fund of Boston.)

Putnam Management recommended the proposed change to modernize and standardize this provision of each Trust's or Fund's Declaration of Trust. The Declarations of Trust are currently silent on the matter of the permitted form of redemption payments or permit only a cash payment. Although the Trusts and Funds have no current intention to redeem their shares other than for cash, Putnam Management believes that the explicit authority to pay a redemption wholly or partially in kind may benefit a fund's or Trust's remaining shareholders. If shares are redeemed in-kind, the redeeming shareholder would incur brokerage costs in converting the portfolio securities into cash.

Required Vote. For each Trust, all shares will vote together as a single class, and approval of this proposal requires the affirmative vote of shareholders holding a majority of the shares of the Trust entitled to vote.

For each Fund that operates as the sole series of Trust, approval of this proposal requires the affirmative vote of shareholders holding a majority of the shares of such Fund outstanding.

Further information about voting and the meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal other than the election of Trustees (Proposal 1) and approving the amendment to a Trust's Declaration of Trust (Proposal 3), in which case shareholders of each series of a trust vote together as a single class. In the case of each fund, 30% of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a vote "against" the proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To use the Internet, please access the Internet address listed on your proxy card, and follow the instructions on the internet site. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The funds have retained at its own expense PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $1.3 million plus reasonable out-of-pocket expenses for mailing. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund does not hold regular shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement. [The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of the fund to serve as Trustees. Shareholders who wish to propose, for consideration by the Board Policy and Nominating Committee, one or more nominees for election as Trustees must provide written notice to the fund (including all required information) so that such notice is received in good order within a reasonable time before your fund prints and mails its proxy statement for any scheduled special meeting.]

If a shareholder who wishes to present a proposal fails to notify the fund within a reasonable time before the fund mails its proxy statement, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. All shareholder proposals must also comply with other requirements of the SEC's rules and the fund's Declaration of Trust.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. [Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.] The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.



Fund Information

Putnam Investments. Putnam Investment Management, LLC, the fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam Investments. Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Investments Limited, Cassini House, 57-59 St. James's Street, London SW1A 1LD, United Kingdom, serves as investment sub-adviser to Putnam Europe Equity Fund and Putnam International Equity Fund. Putnam Investments Limited is also an indirect subsidiary of Putnam Investments Trust. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian and Putnam Retail Management Limited Partnership, the fund's principal underwriter, are also subsidiaries of Putnam Investments. The address of Putnam Investments Trust, Putnam Investments, Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Litigation. Exhibit E to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to your fund as of June 30, 2004.

Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Auditors. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG LLP, 99 high Street Boston, Massachusetts 02110 as the independent auditors for each fund's current fiscal year. Each of these firms is among the country's preeminent accounting firms. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the meeting to make statements and to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years for services rendered to each fund by PricewaterhouseCoopers LLP or KPMG LLP:


Table to come


Audit Fees represents audit fees billed for a fund's last two fiscal years.

Audit-Related Fees represents fees billed in a fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represents fees billed in a fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services relating to calculation of a fund's investment performance.

The following tables present the amounts the independent auditors for each fund billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:


Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Management and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditors' engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For each fund's last two fiscal years, such fund's principal auditor did not bill for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Officers and other information. All of the officers of your fund, with the exception of Mr. Putnam, III, are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management, Putnam Retail Management or their affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam LLC, Messrs. Haldeman, Putnam, III and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Putnam, III, the other officers of each fund are as follows:


                                 Year first
Name (birthdate)                 elected      Business experience
Office with the fund             to office    during past five years
------------------------------------------------------------------------------
Charles E. Porter (7/26/38)            1989   Managing Director,
Executive Vice President,                     Putnam Investments
Associate Treasurer and                       and Putnam Management
Principal Executive Officer
------------------------------------------------------------------------------
Patricia C. Flaherty (12/1/46)         1993   Senior Vice President,
Senior Vice President                         Putnam Investments
                                              and Putnam Management
------------------------------------------------------------------------------
Jonathan S. Horwitz (6/4/55)           2004   Managing Director,
Senior Vice President and Treasurer           Putnam Investments
------------------------------------------------------------------------------
Steven D. Krichmar (6/27/58)           2002   Managing Director,
Vice President and Principal                  Putnam Investments.
Financial Officer                             Prior to July 2001, Partner,
                                              PricewaterhouseCoopers,
                                              LLP
------------------------------------------------------------------------------
Michael T. Healy (1/24/58)             2000   Managing Director,
Assistant Treasurer and Principal             Putnam Investments
Accounting Officer
------------------------------------------------------------------------------
Beth S. Mazor (4/6/58)                 2002   Senior Vice President,
Vice President                                Putnam Investments
------------------------------------------------------------------------------
Daniel T. Gallagher (2/27/62)          2004   Vice President, Putnam
Vice President and Legal and                  Investments. Prior to
Compliance Liaison Officer                    2004, Mr. Gallagher was an
                                              Associate for Ropes &
                                              Gray LLP; Prior to 2000,
                                              he was a Law Clerk for the
                                              Massachusetts Supreme
                                              Judicial Court
------------------------------------------------------------------------------
Mark C. Trenchard (6/5/62)             2002   Senior Vice President,
Assistant Treasurer and                       Putnam Investments
BSA Compliance Officer
------------------------------------------------------------------------------
Francis J. McNamara (8/19/55)          2004   Senior Managing Director,
Vice President and Chief Legal Officer        Putnam Investments,
                                              Putnam Management
                                              and Putnam Retail
                                              Management. Prior
                                              to 2004, Mr. McNamara
                                              was General Counsel of
                                              State Street Research
                                              & Management
------------------------------------------------------------------------------
James P. Pappas (2/24/53)              2004   Managing Director,
Vice President                                Putnam Investments and
                                              Putnam Management.
                                              During 2002, Mr. Pappas
                                              was Chief Operating
                                              Officer of Atalanta/
                                              Sosnoff Management
                                              Corporation; prior to
                                              2001 he was President
                                              and Chief Executive
                                              Officer of UAM
                                              Investment Services, Inc.
------------------------------------------------------------------------------
Richard S. Robie, III (3/30/60)        2004   Senior Managing Director,
Vice President                                Putnam Investments,
                                              Putnam Management
                                              and Putnam Retail
                                              Management. Prior to
                                              2003, Mr. Robie was Senior
                                              Vice President of United
                                              Asset Management
                                              Corporation
------------------------------------------------------------------------------
Judith Cohen (6/7/45)                  1993   Clerk and Assistant
Clerk and Assistant Treasurer                 Treasurer, The Putnam Funds
------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
Shares outstanding of your fund as of June 30, 2004

                               Putnam            Putnam            Putnam            Putnam            Putnam
                    Asset Allocation: Asset Allocation: Asset Allocation:           Capital           Capital            Putnam
                             Balanced      Conservative            Growth      Appreciation     Opportunities    Classic Equity
Class                       Portfolio         Portfolio         portfolio              Fund              Fund              Fund
-------------------------------------------------------------------------------------------------------------------------------
Class A shares         95,993,368.025    64,531,714.577    57,106,072.569    24,597,253.902    37,404,722.225    57,485,313.808
-------------------------------------------------------------------------------------------------------------------------------
Class B shares         32,692,022.749    13,785,302.272    25,612,961.941    21,827,491.535    26,629,820.220    24,605,172.343
-------------------------------------------------------------------------------------------------------------------------------
Class C shares          8,295,858.873     4,086,225.588     7,412,177.122       228,270.512     3,493,575.758     1,533,258.210
-------------------------------------------------------------------------------------------------------------------------------
Class M shares          3,244,448.140     1,486,096.208     2,912,629.804     1,192,629.687     1,837,731.837     3,401,130.189
-------------------------------------------------------------------------------------------------------------------------------
Class R shares                466.105         8,545.487           590.608           508.861         5,314.503           450.751
-------------------------------------------------------------------------------------------------------------------------------
Class Y shares         47,729,788.526     9,693,798.394    41,458,786.998                --    32,073,753.026       515,212.678
-------------------------------------------------------------------------------------------------------------------------------


                               Putnam            Putnam            Putnam            Putnam        The George            Putnam
                          Convertible         Discovery            Equity            Europe            Putnam            Global
                              Income-            Growth            Income            Equity           Fund of            Equity
Class                    Growth Trust              Fund              Fund              Fund            Boston              Fund
-------------------------------------------------------------------------------------------------------------------------------
Class A shares         36,168,736.914    43,767,457.352   117,200,286.049    17,382,387.707   197,325,638.829   263,154,841.917
-------------------------------------------------------------------------------------------------------------------------------
Class B shares          6,693,004.380    34,817,128.206    48,947,130.445    13,198,993.976    66,804,263.959    71,713,792.240
-------------------------------------------------------------------------------------------------------------------------------
Class C shares            636,493.905     3,747,374.476     4,749,175.700       306,604.557     4,525,210.900     4,919,927.946
-------------------------------------------------------------------------------------------------------------------------------
Class M shares            451,781.356     2,350,205.665     8,215,957.428     1,368,089.142    13,173,350.732     4,972,254.759
-------------------------------------------------------------------------------------------------------------------------------
Class R shares                 64.820            61.275        57,974.398            59.946         7,780.970         2,486.327
-------------------------------------------------------------------------------------------------------------------------------
Class Y shares          1,791,803.057       936,763.815    24,991,240.884                --    50,226,658.936     4,013,662.360
-------------------------------------------------------------------------------------------------------------------------------

                               Putnam
                               Global
                              Natural
                            Resources
Class                            Fund
-------------------------------------------------------------------------------------------------------------------------------
Class A shares          7,741,778.506
-------------------------------------------------------------------------------------------------------------------------------
Class B shares          3,862,070.605
-------------------------------------------------------------------------------------------------------------------------------
Class C shares            610,104.257
-------------------------------------------------------------------------------------------------------------------------------
Class M shares            139,685.742
-------------------------------------------------------------------------------------------------------------------------------
Class R shares              3,195.013
-------------------------------------------------------------------------------------------------------------------------------
Class Y shares                     --
-------------------------------------------------------------------------------------------------------------------------------


                                                                                     Putnam                              Putnam
                               Putnam            Putnam            Putnam     International            Putnam     International
                             Fund For            Growth            Health           Capital     International        Growth and
                               Growth     Opportunities          Sciences     Opportunities            Equity            Income
Class                      and Income              Fund             Trust              Fund              Fund              Fund
-------------------------------------------------------------------------------------------------------------------------------
Class A shares        709,835,850.421    53,147,445.648    31,087,893.953    29,503,648.804   176,351,471.058    30,189,580.993
-------------------------------------------------------------------------------------------------------------------------------
Class B shares        199,419,389.849    50,858,664.830    20,263,891.527    20,741,266.860    78,604,775.824    24,553,062.650
-------------------------------------------------------------------------------------------------------------------------------
Class C shares          6,431,550.562     4,509,250.055       889,452.897     3,325,369.874    15,337,243.237     2,157,516.192
-------------------------------------------------------------------------------------------------------------------------------
Class M shares          8,668,908.019     1,801,173.067       682,895.580       816,860.986     5,346,348.201     1,399,524.355
-------------------------------------------------------------------------------------------------------------------------------
Class R shares              2,305.026           361.279           257.096           159.591        26,911.696           108.851
-------------------------------------------------------------------------------------------------------------------------------
Class Y shares         92,895,549.813     3,211,375.483       528,356.587     2,832,404.174    61,018,147.352     1,277,431.459
-------------------------------------------------------------------------------------------------------------------------------


                               Putnam
                        International                              Putnam            Putnam            Putnam
                                  New            Putnam           Mid Cap               New               New
                        Opportunities         Investors             Value     Opportunities             Value
Class                            Fund              Fund              Fund              Fund              Fund
-------------------------------------------------------------------------------------------------------------------------------
Class A shares         42,645,160.589   205,816,115.494    30,789,135.920   130,267,700.827    44,072,066.973
-------------------------------------------------------------------------------------------------------------------------------
Class B shares         27,272,910.128   128,148,765.940    21,460,996.554    47,380,100.195    30,538,321.228
-------------------------------------------------------------------------------------------------------------------------------
Class C shares          1,502,554.982     5,241,541.797     2,396,826.630     1,467,129.936     2,196,029.937
-------------------------------------------------------------------------------------------------------------------------------
Class M shares          2,145,866.763     5,463,887.822       992,574.841     3,642,665.149     2,001,845.262
-------------------------------------------------------------------------------------------------------------------------------
Class R shares                198.937           685.993         7,324.016           648.190           136.825
-------------------------------------------------------------------------------------------------------------------------------
Class Y shares                     --    69,175,202.490     2,008,251.032    21,213,401.877     5,875,676.779
-------------------------------------------------------------------------------------------------------------------------------


                               Putnam                                                                                    Putnam
                                OTC &                              Putnam            Putnam            Putnam         Utilities
                             Emerging            Putnam         Small Cap         Small Cap         Tax Smart        Growth and
                               Growth          Research            Growth             Value            Equity            Income
Class                            Fund              Fund              Fund              Fund              Fund              Fund
-------------------------------------------------------------------------------------------------------------------------------
Class A shares        144,642,565.894    66,937,434.403     7,976,379.495    25,362,906.825    13,126,403.339    47,801,229.035
-------------------------------------------------------------------------------------------------------------------------------
Class B shares         50,099,344.493    35,341,974.864     3,430,526.340    16,718,660.365    14,672,364.689    10,625,354.068
-------------------------------------------------------------------------------------------------------------------------------
Class C shares          2,920,161.128     4,125,042.021       628,997.424     2,624,573.643     4,025,908.899       457,682.168
-------------------------------------------------------------------------------------------------------------------------------
Class M shares         33,457,701.484     1,917,159.718       267,716.570       594,610.246       444,671.848       378,402.748
-------------------------------------------------------------------------------------------------------------------------------
Class R shares              1,093.841        24,063.860           971.658                --                --           123.526
-------------------------------------------------------------------------------------------------------------------------------
Class Y shares         13,841,701.434     8,982,784.787       715,641.977     6,041,298.746                --                --
-------------------------------------------------------------------------------------------------------------------------------

                               Putnam            Putnam
                                Vista           Voyager
Class                            Fund              Fund
-------------------------------------------------------------------------------------------------------------------------------
Class A shares        225,218,033.614   588,008,712.618
-------------------------------------------------------------------------------------------------------------------------------
Class B shares         98,159,298.250   178,986,950.561
-------------------------------------------------------------------------------------------------------------------------------
Class C shares          4,834,037.852     8,175,207.453
-------------------------------------------------------------------------------------------------------------------------------
Class M shares          6,014,271.797     9,052,652.807
-------------------------------------------------------------------------------------------------------------------------------
Class R shares              1,772.410        15,294.502
-------------------------------------------------------------------------------------------------------------------------------
Class Y shares         35,221,753.447   178,655,940.842
-------------------------------------------------------------------------------------------------------------------------------



As of June 30, 2004, to the knowledge of the fund, the following persons owned beneficially or of record 5% or more of any class of shares of each fund:

                   Putnam                    Putnam                    Putnam
                   Asset                     Asset                     Asset
                   Allocation:               Allocation:               Allocation:
CLASS              Balanced Portfolio        Conservative Portfolio    Growth Portfolio
-----------------------------------------------------------------------------------------------
A                                            Putnam Investments
                                             LLC* (50.80%)
-----------------------------------------------------------------------------------------------
B
-----------------------------------------------------------------------------------------------
C                  Edward D. Jones & Co
                   201 Progress Pkwy
                   Maryland Heights,
                   MO 63043-3003
                   (9.00%)
-----------------------------------------------------------------------------------------------
M                  Edward D. Jones & Co      Edward D. Jones & Co
                   201 Progress Pkwy         201 Progress Pkwy
                   Maryland Heights,         Maryland Heights, MO
                   MO 63043-3003             MO 63043-3003
                   (7.70%)                   (5.40%)

                   National City Bank        National City Bank
                   (5.10%)                   (29.70%)
-----------------------------------------------------------------------------------------------
R                  Putnam Investments        MCB Trust Services        Putnam Investments
                   LLC*                      Cust. FBO                 LLC*
                   (26.00%)                  (81.70%)                  (21.30%)

                   MCB Trust Services        MCB Trust Services        MCB Trust Services
                   (69.60%)                  (15.30%)                  (70.10%)

                                                                       MCB Trust Services
                                                                       Cust. FBO (8.30%)
-----------------------------------------------------------------------------------------------
Y                  Putnam Investments        Putnam Investments        Putnam Investments
                   LLC*                      LLC*                      LLC*
                   (67.80%)                  (62.50%)                  (47.40%)

                                                                       The Bank One
                                                                       Corporation
                                                                       c/o Putnam Fiduciary
                                                                       Trust Company, as
                                                                       trustee or agent
                                                                       Investors Way Norwood,
                                                                       MA 02062
                                                                       (30.40%)
-----------------------------------------------------------------------------------------------

                   Putnam                    Putnam                    Putnam
                   Capital                   Capital                   Classic
                   Appreciation              Opportunities             Equity
CLASS              Fund                      Fund                      Fund
-----------------------------------------------------------------------------------------------
A                  Edward D. Jones & Co      Edward D. Jones & Co      Edward D. Jones & Co
                   201 Progress Pkwy         201 Progress Pkwy         201 Progress Pkwy
                   Maryland Heights,         Maryland Heights,         Maryland Heights,
                   MO 63043-3003             MO 63043-3003             MO 63043-3003
                   (11.70%)                  (7.20%)                   (26.90%)
-----------------------------------------------------------------------------------------------
B                                                                      Edward D. Jones & Co
                                                                       201 Progress Pkwy
                                                                       Maryland Heights,
                                                                       MO 63043-3003
                                                                       (10.60%)
-----------------------------------------------------------------------------------------------
C                                            Merrill, Lynch, Pierce,   Edward D. Jones & Co
                                             Fenner & Smith Inc.       201 Progress Pkwy
                                             4800 Deer Lake Dr E       Maryland Heights,
                                             Jacksonville, FL 32246    MO 63043-3003
                                             (6.10%)                   (6.60%)

                                                                       Merrill, Lynch, Pierce,
                                                                       Fenner & Smith Inc.
                                                                       4800 Deer Lake Dr E
                                                                       Jacksonville, FL 32246
                                                                       (5.20%)
-----------------------------------------------------------------------------------------------
M                  Edward D. Jones & Co      Saxon & Co.               Edward D. Jones & Co
                   201 Progress Pkwy         P.O. Box 7780             201 Progress Pkwy
                   Maryland Heights,         Philadelphia, PA          Maryland Heights,
                   MO 63043-3003             19182-0001                MO 63043-3003
                   (6.20%)                   (11.50%)                  (20.60%)
-----------------------------------------------------------------------------------------------
R                  Putnam Investments LLC*   A.G. Edwards &            Putnam Investments
                   (12.40%)                  Sons Inc.                 LLC*
                                             1 N. Jefferson Ave.
                                             St. Louis, MO
                                             63103-2205
                                             (68.00%)

                   MCB Trust Services        MCB Trust Services        National Quality
                   Cust. FBO                 Cust. FBO                 Review Inc TTEE
                   (87.50%)                  (24.20%)
                                                                       National Quality
                                                                       Review Inc
-----------------------------------------------------------------------------------------------
Y                                            College Advantage         Putnam Investments
                                             (23.60%)                  LLC*

                                             Putnam Investments
                                             LLC*
                                             (7.80%)
-----------------------------------------------------------------------------------------------


         Putnam                   Putnam                    Putnam                    Putnam
         Convertible              Discovery                 Equity                    Europe
         Income-Growth            Growth                    Income                    Equity
CLASS    Trust                    Fund                      Fund                      Fund
----------------------------------------------------------------------------------------------------------
A        Edward D. Jones & Co     Edward D. Jones & Co      Edward D. Jones & Co      Edward D. Jones & Co
         201 Progress Pkwy        201 Progress Pkwy         201 Progress Pkwy         201 Progress Pkwy
         Maryland Heights, MO     Maryland Heights,         Maryland Heights,         Maryland Heights,
         63043-3003               MO 63043-3003             MO 63043-3003             MO 63043-3003
         (13.10%)                 (13.80%)                  (20.20%)                  (6.20%)

                                                                                      Charles Schwab
                                                                                      (9.90%)
----------------------------------------------------------------------------------------------------------
B        Edward D. Jones & Co                               Edward D. Jones & Co      Citigroup Global
         201 Progress Pkwy                                  201 Progress Pkwy         Markets Inc.
         Maryland Heights, MO                               Maryland Heights,         333 W 34th St. FL 3
         63043-3003                                         MO 63043-3003             New York NY 10001-
         (5.30%)                                            (10.20%)                  2402 (5.40%)
----------------------------------------------------------------------------------------------------------
C        Merrill, Lynch, Pierce,  Merrill, Lynch, Pierce,   Merrill, Lynch, Pierce,   Citigroup Global
         Fenner & Smith Inc.      Fenner & Smith Inc.       Fenner & Smith Inc.       Markets Inc.
         4800 Deer Lake Dr E      4800 Deer Lake Dr E       4800 Deer Lake Dr E       333 W 34th St. FL 3
         Jacksonville, FL 32246   Jacksonville, FL 32246    Jacksonville, FL 32246    New York NY
         (12.00%)                 (5.50%)                   (8.90%)                   10001-2402
                                                                                      (7.90%)

                                                                                      Merrill, Lynch, Pierce,
                                                                                      Fenner & Smith Inc.
                                                                                      4800 Deer Lake Dr E.
                                                                                      Jacksonville, FL 32246
                                                                                      (11.20%)

                                  Citigroup Global          Citigroup Global
                                  Markets Inc.              Markets Inc.
                                  333 W 34th St. FL 3       333 W 34th St. FL 3
                                  New York                  New York
                                  NY 10001-2402             NY 10001-2402
                                  (7.10%)                   (6.80%)
----------------------------------------------------------------------------------------------------------
M        Edward D. Jones & Co     Edward D. Jones & Co      Edward D. Jones & Co      SMBC Friend
         201 Progress Pkwy        201 Progress Pkwy         201 Progress Pkwy         Securities Co.,
         7-12 Kabuto-             Maryland Heights,         Maryland Heights,         Ltd. (66.40%)
         63043-3003               MO 63043-3003             MO 63043-3003
         (10.00%)                 (8.20%)                   (7.30%)

                                                            Delaware Charter
                                                            Guaranty & Trust
                                                            1013 Centre Road
                                                            Wilmington, DE
                                                            19899-8936
                                                            (60.70%)
----------------------------------------------------------------------------------------------------------
R        Putnam Investments LLC*  Putnam Investments LLC*   Merrill, Lynch, Pierce,   Putnam Investments
         (100.00%)                (100.00%)                 Fenner & Smith Inc.       LLC* (100.00%)
                                                            4800 Deer Lake Dr E
                                                            Jacksonville, FL 32246
                                                            (11.70%)

                                                            MCB Trust Services
                                                            (32.00%)
                                                            NFSC FEBO
                                                            #251-076201
                                                            (15.90%)

                                                            Federated Investors
                                                            Trust Co. (15.20%)
                                                            Martin Prakken &
                                                            Tom O'Connell
                                                            (7.90%)
----------------------------------------------------------------------------------------------------------
Y        Putnam Investments       Putnam Investments LLC*   Putnam Investments LLC*
         Profit Sharing Plan*                               State Street Corp TTEE
         (13.72%)                                           United States Filter
                                                            Corporation Retirement
                                                            Savings Plan
                                                            c/o Putnam Fiduciary Trust
                                                            Company, as trustee or
                                                            agent Investors Way
                                                            Norwood, MA 02062-9105
                                                            Bank One Corporation TTEE

         Raymond James
         Financial, Inc.*
         (11.55%)

         Putnam Investments LLC*
         (5.58%)
-----------------------------------------------------------------------------------------------

                   The George                Putnam Global             Putnam
                   Putnam Fund of            Equity                    Global Natural
CLASS              Boston                    Fund                      Resources Fund
-----------------------------------------------------------------------------------------------
A                                            Edward D. Jones & Co      Edward D. Jones & Co
                                             201 Progress Pkwy         201 Progress Pkwy
                                             Maryland Heights,         Maryland Heights,
                                             MO 63043-3003             MO 63043-3003
                                             (8.00%)                   (5.20%)

                                             Valic
                                             (18.70%)
-----------------------------------------------------------------------------------------------
B
-----------------------------------------------------------------------------------------------
C                                            Merrill, Lynch, Pierce,   Citigroup Global
                                             Fenner & Smith Inc.       Markets Inc.
                                             4800 Deer Lake Dr E       333 W 34th St. FL 3
                                             Jacksonville, FL 32246    New York NY 10001-
                                             (5.30%)                   (11.70%)

                                                                       Merrill, Lynch, Pierce,
                                                                       Fenner & Smith Inc.
                                                                       4800 Deer Lake Dr. E
                                                                       Jacksonville, FL 32246
                                                                       (7.10%)
-----------------------------------------------------------------------------------------------
M                                            Edward D. Jones & Co
                                             201 Progress Pkwy
                                             Maryland Heights,
                                             MO 63043-3003
                                             (8.40%)
-----------------------------------------------------------------------------------------------
R                                            Putnam Investments        Wachovia Bank
                                             LLC* (6.80%)              (98.20%)

                                             Wexford Securities LLC.
                                             FBO (27.60%)

                                             Vito Spinosa
                                             (24.70%)

                                             MCB Trust Services Cust. FBO
                                             (14.00%)
-----------------------------------------------------------------------------------------------
                   The Putnam                Putnam
                   Fund for                  Growth
                   Growth and                Opportunities             Putnam Health
CLASS              Income                    Fund                      Sciences Trust
-----------------------------------------------------------------------------------------------
A                  Edward D. Jones & Co      Edward D. Jones & Co      Edward D. Jones & Co
                   201 Progress Pkwy         201 Progress Pkwy         201 Progress Pkwy
                   Maryland Heights,         Maryland Heights,         Maryland Heights,
                   MO 63043-3003             MO 63043-3003             MO 63043-3003
                                             (12.30%)                  (12.70%)

                                                                       Merrill, Lynch, Pierce,
                                                                       Fenner & Smith Inc.
                                                                       4800 Deer Lake Dr E
                                                                       Jacksonville, FL 32246
                                                                       (7.50%)
-----------------------------------------------------------------------------------------------
B                  Edward D. Jones & Co                                Citigroup Global
                   201 Progress Pkwy                                   Markets Inc.
                   Maryland Heights,                                   333 W 34th St. FL 3
                   MO 63043-3003                                       New York NY 10001-
                                                                       (6.40%)

                                                                       Merrill, Lynch, Pierce,
                                                                       Fenner & Smith Inc.
                                                                       4800 Deer Lake Dr E
                                                                       Jacksonville, FL 32246
                                                                       (9.30%)
-----------------------------------------------------------------------------------------------
C                  Edward D. Jones & Co      Merrill, Lynch, Pierce,   Citigroup Global
                   201 Progress Pkwy         Fenner & Smith Inc.       Markets Inc.
                   Maryland Heights,         4800 Deer Lake Dr E       333 W 34th St. FL 3
                   MO 63043-3003             Jacksonville, FL 32246    New York NY 10001-
                                             (7.60%)                   (10.10%)

                                             Citigroup Global          Merrill, Lynch, Pierce,
                                             Markets Inc.              Fenner & Smith Inc.
                                             333 W 34th St. FL 3       4800 Deer Lake Dr E
                                             New York NY 10001-        Jacksonville, FL 32246
                                             (6.00%)                   (14.00%)
-----------------------------------------------------------------------------------------------
M                  Edward D. Jones & Co      Edward D. Jones & Co      Edward D. Jones & Co
                   201 Progress Pkwy         201 Progress Pkwy         201 Progress Pkwy
                   Maryland Heights,         Maryland Heights,         Maryland Heights,
                   MO 63043-3003             MO 63043-3003             MO 63043-3003
                                             (7.60%)                   (6.30%)

                                             Frontier Trust Co         Citigroup Global
                                             (5.60%)                   Markets Inc.
                                                                       333 W 34th St. FL 3
                                                                       New York NY 10001-
                                                                       (6.60%)
-----------------------------------------------------------------------------------------------
R                                            Putnam Investments        MCB Trust Services
                                             LLC* (26.10%)             (63.60%)

                                             MCB Trust Services        Wexford Securities
                                             Cust. FBO                 LLC. FBO
                                             (73.80%)                  (18.10%)

                                                                       Bryce Edwards &
                                                                       (12.90%)
-----------------------------------------------------------------------------------------------
Y
-----------------------------------------------------------------------------------------------

                   Putnam                                              Putnam
                   International             Putnam                    International
                   Capital                   International             Growth and
CLASS              Opportunities Fund        Equity Fund               Income Fund
-----------------------------------------------------------------------------------------------
A                  Edward D. Jones & Co                                Edward D. Jones & Co
                   201 Progress Pkwy                                   201 Progress Pkwy
                   Maryland Heights,                                   Maryland Heights,
                   MO 63043-3003                                       MO 63043-3003
                   (6.00%)

                   Charles Schwab &
                   Co Inc (10.40%)
-----------------------------------------------------------------------------------------------
B                  Citigroup Global          Citigroup Global          Edward D. Jones & Co
                   Markets Inc.              Markets Inc.              201 Progress Pkwy
                   333 W 34th St. FL 3       333 W 34th St. FL 3       Maryland Heights,
                   New York NY 10001-        New York NY 10001-        MO 63043-3003
                   (5.10%)                   (6.40%)

                   Merrill, Lynch, Pierce,   Merrill, Lynch, Pierce,
                   Fenner & Smith Inc.       Fenner & Smith Inc.
                   4800 Deer Lake Dr E       4800 Deer Lake Dr E
                   Jacksonville, FL 32246    Jacksonville, FL 32246
                   (6.00%)                   (7.90%)
-----------------------------------------------------------------------------------------------
C                  Citigroup Global          Merrill, Lynch, Pierce,   Edward D. Jones & Co
                   Markets Inc.              Fenner & Smith Inc.       201 Progress Pkwy
                   333 W 34th St. FL 3       4800 Deer Lake Dr E       Maryland Heights,
                   New York NY 10001-        Jacksonville, FL 32246    MO 63043-3003
                   (10.80%)                  (17.60%)

                   Merrill, Lynch, Pierce,   Citigroup Global          Citigroup Global
                   Fenner & Smith Inc.       Markets Inc.              Markets Inc.
                   4800 Deer Lake Dr E       333 W 34th St. FL 3       333 W 34th St. FL 3
                   Jacksonville, FL 32246    New York NY 10001-        New York NY 10001-
                   (14.00%)                  (9.20%)
-----------------------------------------------------------------------------------------------
M                                                                      Edward D. Jones & Co
                                                                       201 Progress Pkwy
                                                                       Maryland Heights,
                                                                       MO 63043-3003
-----------------------------------------------------------------------------------------------
R                  Putnam Investments LLC*   Federated Investors       Putnam Investments
                   (46.10%)                  Trust Company             LLC*
                                             (60.80%)

                   MCB Trust Services        Reliance Trust
                   (41.90%)                  Company (14.20%)

                   MCB Trust Services        Bisys Retirement
                   Cust. FBO (9.80%)         Services (11.00%)

                                             Merrill, Lynch, Pierce,
                                             Fenner & Smith Inc.
                                             4800 Deer Lake Dr E
                                             Jacksonville, FL 32246
                                             (5.30%)
-----------------------------------------------------------------------------------------------
Y
-----------------------------------------------------------------------------------------------

                   Putnam
                   International
                   New                       Putnam
                   Opportunities             Investors                 Putnam Mid Cap
CLASS              Fund                      Fund                      Value Fund
-----------------------------------------------------------------------------------------------
A                                            Edward D. Jones & Co      Edward D. Jones & Co
                                             201 Progress Pkwy         201 Progress Pkwy
                                             Maryland Heights,         Maryland Heights,
                                             MO 63043-3003             MO 63043-3003
-----------------------------------------------------------------------------------------------
B                  Merrill, Lynch, Pierce,
                   Fenner & Smith Inc.
                   4800 Deer Lake Dr E
                   Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------
C                  Merrill, Lynch, Pierce,   Edward D. Jones & Co
                   Fenner & Smith Inc.       201 Progress Pkwy
                   4800 Deer Lake Dr E       Maryland Heights,
                   Jacksonville, FL 32246    MO 63043-3003

                                             Citigroup Global
                                             Markets Inc.
                                             333 W 34th St. FL 3
                                             New York NY 10001-
-----------------------------------------------------------------------------------------------
M                  Merrill, Lynch, Pierce,
                   Fenner & Smith Inc.
                   4800 Deer Lake Dr E
                   Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------
R                                            Putnam Investments LLC*
-----------------------------------------------------------------------------------------------
Y
-----------------------------------------------------------------------------------------------


                   Putnam New
                   Opportunities             Putnam New
CLASS              Fund                      Value Fund
-----------------------------------------------------------------------------------------------
A                  Edward D. Jones & Co      Edward D. Jones & Co
                   201 Progress Pkwy         201 Progress Pkwy
                   Maryland Heights,         Maryland Heights,
                   MO 63043-3003             MO 63043-3003
-----------------------------------------------------------------------------------------------
B                  Citigroup Global          Edward D. Jones & Co
                   Markets Inc.              201 Progress Pkwy
                   333 W 34th St. FL 3       Maryland Heights,
                   New York NY 10001-        MO 63043-3003
-----------------------------------------------------------------------------------------------
C                  Merrill, Lynch, Pierce,   Merrill, Lynch, Pierce,
                   Fenner & Smith Inc.       Fenner & Smith Inc.
                   4800 Deer Lake Dr E       4800 Deer Lake Dr E
                   Jacksonville, FL 32246    Jacksonville, FL 32246

                   Citigroup Global
                   Markets Inc.
                   333 W 34th St. FL 3
                   New York NY 10001-
-----------------------------------------------------------------------------------------------
M                  Edward D. Jones & Co      Edward D. Jones & Co
                   201 Progress Pkwy         201 Progress Pkwy
                   Maryland Heights,         Maryland Heights,
                   MO 63043-3003             MO 63043-3003
-----------------------------------------------------------------------------------------------
R                  Putnam Investments LLC*   Putnam Investments LLC*
-----------------------------------------------------------------------------------------------
Y
-----------------------------------------------------------------------------------------------

                                                                       Putnam
                   Putnam                    Putnam                    Small Cap
                   OTC & Emerging            Research                  Growth
                   Growth Fund               Fund                      Fund
-----------------------------------------------------------------------------------------------
A                                            Edward D. Jones & Co
                                             201 Progress Pkwy
                                             Maryland Heights,
                                             MO 63043-3003
-----------------------------------------------------------------------------------------------
B                                            Edward D. Jones & Co
                                             201 Progress Pkwy
                                             Maryland Heights,
                                             MO 63043-3003
-----------------------------------------------------------------------------------------------
C                  Citigroup Global          Citigroup Global          Citigroup Global
                   Markets Inc.              Markets Inc.              Markets Inc.
                   333 W 34th St. FL 3       333 W 34th St. FL 3       333 W 34th St. FL 3
                   New York NY 10001-        New York NY 10001-        New York NY 10001-
-----------------------------------------------------------------------------------------------
M                                            Edward D. Jones & Co
                                             201 Progress Pkwy
                                             Maryland Heights,
                                             MO 63043-3003
-----------------------------------------------------------------------------------------------
R                  Putnam Investments LLC*
-----------------------------------------------------------------------------------------------
Y
-----------------------------------------------------------------------------------------------


         Putnam                    Putnam                    Putnam Utilities
         Small Cap                 Tax Smart                 Growth and                Putnam
CLASS    Value Fund                Equity Fund               Income Fund               Vista Fund
-----------------------------------------------------------------------------------------------------------
A        Edward D. Jones & Co      Edward D. Jones & Co      Edward D. Jones & Co      Edward D. Jones & Co
         201 Progress Pkwy         201 Progress Pkwy         201 Progress Pkwy         201 Progress Pkwy
         Maryland Heights,         Maryland Heights,         Maryland Heights,         Maryland Heights,
         MO 63043-3003             MO 63043-3003             MO 63043-3003             MO 63043-3003
                                   (10.00%)
-----------------------------------------------------------------------------------------------------------
B                                  Merrill, Lynch, Pierce,
                                   Fenner & Smith Inc.
                                   4800 Deer Lake Dr E
                                   Jacksonville, FL 32246
                                   (9.70%)
-----------------------------------------------------------------------------------------------------------
C                                  Merrill, Lynch, Pierce,
                                   Fenner & Smith Inc.
                                   4800 Deer Lake Dr E
                                   Jacksonville, FL 32246
                                   (9.50%)
-----------------------------------------------------------------------------------------------------------
M        Edward D. Jones & Co      Pershing, LLC             Edward D. Jones & Co
         201 Progress Pkwy         P.O. Box 2052             201 Progress Pkwy
         Maryland Heights,         Jersey City, NJ           Maryland Heights,
         MO 63043-3003             07303-2052                MO 63043-3003
                                   (5.30%)
-----------------------------------------------------------------------------------------------------------
R
-----------------------------------------------------------------------------------------------------------
Y
-----------------------------------------------------------------------------------------------------------

                   Putnam
CLASS              Voyager Fund
-----------------------------------------------------------------------------------------------
A                  Edward D. Jones & Co
                   201 Progress Pkwy
                   Maryland Heights,
                   MO 63043-3003
-----------------------------------------------------------------------------------------------
B                  Edward D. Jones & Co
                   201 Progress Pkwy
                   Maryland Heights,
                   MO 63043-3003
-----------------------------------------------------------------------------------------------
C                  Edward D. Jones & Co
                   201 Progress Pkwy
                   Maryland Heights,
                   MO 63043-3003

                   Citigroup Global
                   Markets Inc.
                   333 W 34th St. FL 3
                   New York NY 10001-
-----------------------------------------------------------------------------------------------
M                  Edward D. Jones & Co
                   201 Progress Pkwy
                   Maryland Heights,
                   MO 63043-3003
-----------------------------------------------------------------------------------------------
R
-----------------------------------------------------------------------------------------------
Y
-----------------------------------------------------------------------------------------------

 * The address for the name listed is: c/o Putnam Fiduciary Trust
   Company, as trustee or agent, Investors Way, Norwood, MA 02062-9105.

** The address for the name listed is: c/o Putnam Fiduciary Trust
   Company, as service provider, Investors Way, Norwood, MA 02062-9105.



Exhibit A

THE PUTNAM FUNDS

Board Policy and Nominating Committee Charter

* This Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees and the conduct of legal affairs for the Funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and make recommendations to the Board as appropriate. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Committee is comprised exclusively of Independent Trustees.

Exhibit B

Current Fundamental Investment Restrictions with Respect to Borrowing

Putnam Asset Allocations:  Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Discovery Growth Fund
Putnam Equity Income Fund
Putnam Europe Equity Fund
The George Putnam Fund
Putnam Global Income Trust
The Putnam Fund for Growth and Income
Putnam Growth Opportunities Fund
Putnam Health Sciences Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth and Income Fund
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam New Value Fund
Putnam OTC & Emerging Growth Fund
Putnam Research Fund
Putnam Utilities Growth and Income Fund


"The fund may not. . . [b]orrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

Putnam Voyager Fund:

"The fund may not. . . [b]orrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures and stock indices.

Putnam Vista Fund:

"The fund may not. . . [b]orrow money in excess of 5% of its net assets (taken at current value) and then only as a temporary measure for extraordinary or emergency reasons and not for investment purposes. (The fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)


Putnam Global Equity Fund:

"The fund may not [b]orrow money in excess of 10% of its gross assets (taken at cost) and then only as a temporary measure for extraordinary or emergency reasons and not for investment. (The fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)

Putnam Money Market Fund:

"The fund may not. . . [b]orrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the fund's investments."

Putnam Global Natural Resources Fund:

"The fund may not. . . [b]orrow money, except for temporary or emergency purposes and then in an amount not in excess of 5% of the market value of its total assets (not including the amount borrowed)."

Putnam Convertible Income-Growth Trust:

"The fund may not. . . [b]orrow money in excess of 5% of its net assets (taken at the lower of cost or current value) and then only from banks as a temporary measure for extraordinary or emergency reasons and not for investment purposes."


Exhibit C

Current Fundamental Investment Restrictions with Respect to
Diversification of Investments

Putnam Discovery Growth Fund
Putnam Equity Income Fund
Putnam Europe Equity Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam International Equity Fund
Putnam Investors Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Utilities Growth and Income Fund
Putnam Vista Fund
Putnam Voyager Fund

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

Putnam Capital Opportunities Fund
Putnam Classic Equity Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International New Opportunities Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Research Fund
Putnam Small Cap Growth Fund
Putnam Small Cap Value Fund

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions."

Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation:
Conservative Portfolio, and Putnam Asset Allocation: Growth Portfolio:

"The fund may not. . . [w]ith respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities."

Putnam Health Sciences Trust:

"The fund may not. . . [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

Exhibit D

Current Provisions of Agreements and Declarations of Trust with Respect to Redemptions of Fund Shares

Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam International Equity Fund, Putnam Investors Fund, Putnam OTC & Emerging Growth Fund, Putnam Vista Fund and Putnam Voyager
Fund:

Article VI

Distributions, Redemptions and Repurchases

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the [Securities and Exchange Commission], during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the [Securities and Exchange Commission] for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Putnam Asset Allocation: Growth Portfolio, Putnam Asset Allocation:
Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Capital Opportunities Fund, Putnam Classic Equity Fund, Putnam Discovery Growth Fund, Putnam Europe Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam New Value Fund, Putnam Research Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund and Putnam Utilities Growth and Income Fund:

Article VI

Distributions, Redemptions and Repurchases

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the [Securities and Exchange Commission], during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the [Securities and Exchange Commission] for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The George Putnam Fund of Boston:

Article IV

Rights and Privileges of Beneficiaries

Right to Sell Shares to Trust

Section 4. The Trust shall purchase such shares as are offered by any beneficiary for redemption, upon the presentation of the certificate or certificates therefore, if any, to the Trust or to the Transfer Agent, duly endorsed or accompanied by a proper instrument of transfer, together with a request that the Trust purchase the shares represented thereby; and the Trust will pay therefor in cash the liquidating value of the shares so presented determined as of such time as the Trustees may from time to time specify, subject to any applicable rule of the Securities and Exchange Commission adopted under the Investment Company Act of 1940.

For the protection of the remaining beneficiaries the Trustees reserve the right to demand not more than seven (7) full business days' written notice of the request to purchase such shares at such liquidating value, which period may be extended by the Trustees for such time as the New York Stock Exchange may at any time be closed for business or open upon a restricted basis, all under such reasonable rules and regulations as may be determined by the Trustees from time to time.

The Putnam Fund for Growth and Income:

Article IV

Rights and Privileges of Beneficiaries

Right to Sell Shares to Trust

Section 4. The Trust shall purchase such shares as are offered by any beneficiary for redemption, upon the presentation of the certificate or certificates therefore, if any, to the Trust or to the Transfer Agent, duly endorsed or accompanied by a proper instrument of transfer, together with a request that the Trust purchase the shares represented thereby; and the Trust will pay therefor in cash the net asset value of the shares so presented determined as of such time as the Trustees may from time to time specify, subject to any applicable rule of the Securities and Exchange Commission adopted under the Investment Company Act of 1940.

For the protection of the remaining beneficiaries the Trustees reserve the right to demand not more than seven (7) days' written notice of the request to purchase such shares at such net asset value, which period may be extended by the Trustees for such times as the New York Stock Exchange may at any time be closed for business other than customary week-end and holiday closings or open upon a restricted basis, all under such reasonable rules and regulations as may be determined by the Trustees from time to time.

EXHIBIT E

LITIGATION

1. The plaintiff named below alleges that the defendants engaged in, or allowed others to engage in, activities that took advantage of the way mutual fund shares are priced in exchange for investments that benefited the managers and advisers of the funds, but which harmed investors and the funds themselves. The plaintiff's complaint sets forth violations of [SECTION] 36 of the 1940 Act, [SECTION] 206 of the Investment Advisers Act, [SECTION] 10(b) and [SECTION] 20(a) of the 1934 Act, breach of fiduciary duty, and civil conspiracy. The plaintiff seeks declaratory relief, damages, pre and post judgment interest, and attorney's fees and costs.

Case Name                 Defendants           Court            Date Instituted
-------------------------------------------------------------------------------
Gladys Baker              Putnam Management 1  United States      April 5, 2004
(derivatively on          Omid Kamshad         District Court
behalf of the Putnam      Justin Scott         for the District
Fund for                  Putnam Trustees 2    of Delaware
Growth and Income,        Putnam Funds 3
Putnam Europe             (nominal)
Equity Fund, and
Putnam Funds)
v. Putnam Investment
Management LLC, et al.
-------------------------------------------------------------------------------

2. The plaintiffs named below allege that the defendants engaged in, permitted, and/or failed to prevent market timing and short-term trading in the Putnam Funds. Plaintiffs generally claim violations of [SECTION] 36 of the Investment Company Act of 1940, [SECTION] 206 of the Investment Advisers Act, [SECTION] 10(b) of the Exchange Act and Rule 10b-5, [SECTION] 20(a) of the Exchange Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages, and attorney's fees and costs.

Case Name                 Defendants           Court            Date Instituted
-------------------------------------------------------------------------------
Joanne S. Baseman         Putnam Management    United States      Dec. 16, 2003
(derivatively on behalf   Omid Kamshad         District Court
of Putnam International   Justin Scott         for the District
Equity Fund and the       William Woolverton   of Maryland
Putnam Funds)             Putnam Trustees
v. Putnam Investment      Putnam Funds
Management, Inc., et al.  (nominal)
-------------------------------------------------------------------------------
John K. Clement           Putnam Management    United States      Nov. 26, 2003
(derivatively on behalf   Omid Kamshad         District Court
of several individual     Justin Scott         for the District
funds and the             William Woolverton   of Maryland
Putnam Funds)             Putnam Trustees
v. Putnam Investment      Putnam Funds
Management Inc., et al.   (nominal)
-------------------------------------------------------------------------------
Simon J. Denenberg        Putnam Management    United States      Jan. 30, 2004
(derivatively on behalf   Omid Kamshad         District Court
of the Putnam U.S.        Justin Scott         for the District
Government Income         William Woolverton   of Maryland
Trust and the Putnam      Putnam Trustees
Funds) v. Putnam          Putnam Funds
Investment Management,    (nominal)
Inc., et al.
-------------------------------------------------------------------------------
Diane Hutto and           Putnam Management    United States      Nov. 12, 2003
Dina Rozenbaum            Putnam Trustees      District Court
(derivative on behalf     Justin M. Scott      for the District
of several individual     Omid Kamshad         of Maryland
funds and the Putnam      Certain officers of
Funds) v. Putnam, LLC,    the Putnam Funds and
et. al.                   Putnam Management
                          John Does 1-100
                          Putnam Funds
                          (nominal)
-------------------------------------------------------------------------------
Seth B. Marks (derivative Putnam Management    United States       Dec. 3, 2003
on behalf of several      Putnam Trustees      District Court
individual funds and the  Justin M. Scott      for the District
Putnam Funds)             Omid Kamshad         of Maryland
v. Putnam, LLC, et. al.   Certain officers of
                          the Putnam Funds and
                          Putnam Management
                          John Does 1-100
                          Putnam Funds
                          (nominal)
-------------------------------------------------------------------------------
Cynthia Puleo (derivative Putnam Management    United States      Dec. 16, 2003
on behalf of several      Putnam Trustees      District Court
individual funds and the  Justin M. Scott      for the District
Putnam Funds)             Omid Kamshad         of Maryland
v. Putnam, LLC, et al.    Certain officers of
                          the Putnam Funds and
                          Putnam Management
                          John Does 1-100
                          Putnam Funds
                          (nominal)
-------------------------------------------------------------------------------
Edward L. Segel           Putnam Management    United States      Jan. 23, 2004
(derivative on behalf     Putnam Trustees      District Court
of individual fund        Omid Kamshad         for the District
and the Putnam Funds)     Justin Scott         of Maryland
v. Putnam, LLC, et  al.   William Woolverton
                          Putnam Funds
                          (nominal)
-------------------------------------------------------------------------------
Zachary Alan Starr        Putnam Management    United States       Nov. 6, 2003
(derivative on behalf     Putnam Trustees      District Court
of Putnam International   Omid Kamshad         for the District
Equity Fund and the       Justin M. Scott      of Maryland
Putnam Funds)             Putnam Funds
v. Putnam Investment      (nominal)
Management, et al.
-------------------------------------------------------------------------------

3. The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or time their mutual fund trades. The plaintiffs generally claim of breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment. The plaintiffs seek damages, equitable and/or injunctive relief, restitution, and attorney's fees and costs.

Case Name                 Defendants           Court            Date Instituted
-------------------------------------------------------------------------------
Leon Brazin               Putnam Trustees      Superior Court    March 15, 2004
(derivatively on behalf   Putnam Management    of Suffolk County,
of Putnam Vista Fund)     Putnam Vista Fund    MA; Stipulation
v. John A. Hill, et al.   (nominal)            agreeing to
                          Certain officers of  removal and
                          the Putnam Funds and transfer to
                          Putnam Management    United States
                                               District Court
                                               for the District
                                               of Maryland
                                               executed on
                                               April 23, 2004
-------------------------------------------------------------------------------
Peter Kavaler             Putnam Trustees      Superior Court    March 15, 2004
(derivatively on behalf   Putnam Management    of Suffolk County,
of Putnam Income          Putnam Income Fund   MA; Stipulation
Fund) v. John A. Hill,    (nominal)            agreeing to
et al.                    Certain officers of  removal and
                          the Putnam Funds and transfer to
                          Putnam Management    United States
                                               District Court
                                               for the District
                                               of Maryland
                                               executed on
                                               April 23, 2004
-------------------------------------------------------------------------------
Todd Klein (derivatively  Putnam Trustees      United States      Jan. 27, 2004
on behalf of Putnam       Putnam Management    District Court
Global Equity Fund)       Putnam Global Equity for the District
v. Hill, et al.           Fund (nominal)       of Maryland
                          Certain officers of
                          the Putnam Funds and
                          Putnam Management
-------------------------------------------------------------------------------
Steven Wiegand            Putnam Trustees      United States      Jan. 27, 2004
(derivatively on behalf   Putnam Management    District Court
of Putnam Classic         Putnam Classic       for the District
Equity Fund)              Equity Fund          of Maryland
v. Hill et al.            (nominal)
                          Certain officers of
                          the Putnam Funds and
                          Putnam Management
-------------------------------------------------------------------------------

4. The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by directors, officers and/or employees of the defendants. The plaintiff claims breach of fiduciary duty.

Case Name                 Defendants           Court           Date Instituted
-------------------------------------------------------------------------------
Stern (derivative on      Putnam Funds         Supreme Court  December 17, 2003
behalf of Marsh &         Putnam Management    of the State
McLennan) v. Greenberg,   Jeffrey Greenberg    of New York
et. al,                   Mathis Cabaillavetta
                          Marsh Directors 4
                          Lawrence Lasser
-------------------------------------------------------------------------------

1 "Putnam Management" includes Putnam Investments Trust, Putnam Investment Management, Putnam Investment Management, LLC, Putnam, LLC, and/or Marsh & McLennan Companies, Inc.

2 The 13 Putnam Trustees include current Trustees Jameson Adkins Baxter, Charles B. Curtis, John A. Hill, Ronald J. Jackson, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III, A.J. Smith and W. Thomas Stephens, and former Trustees W. Nicholas Thorndike and Lawrence J. Lasser.

3 "Putnam Funds" includes any and/or all registered investment companies managed by Putnam Management.

4 The Directors of Marsh & McLennan Companies, Inc. are Charles Davis, Lewis Bernard, Peter Coster, Robert Ebruru, Oscar Fanjul, Ray Groves, Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton Shapiro, Adele Simmons, and A.J. Smith.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581                    216581  8/04


PUTNAM INVESTMENTS
P.O. BOX 9132
HINGHAM, MA 02043-9132

To vote by Telephone
1) Read the Proxy Statement and have the proxy card at hand.
2) Call 1-888-221-0697.
3) Follow the automated telephone directions.
4) There is no need for you to return your proxy card.

To vote by Internet
1) Read the Proxy Statement and have the proxy card at hand.
2) Go to https://www.proxyweb.com/Putnam
3) Follow the instructions on the site.
4) There is no need for you to return your proxy card.

To vote by Mail
1) Read the Proxy Statement.
2) Check one of the appropriate boxes on the reverse side.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

This is your PROXY CARD.

This proxy is solicited on behalf of the Trustees of the Fund.
Proxy for a meeting of shareholders to be held on November 11, 2004.

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of the above referenced Fund on November 11, 2004 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy or fail to provide your voting instructions on a proposal, the Proxies will vote in the same manner as the Trustees recommend.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

-------------------------------------------
Shareholder/Co-owner sign(s) here      Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Equity 1 - dh


REFER TO PAGES ______ IN YOUR PROXY STATEMENT TO DETERMINE WHICH
PROPOSALS ARE APPLICABLE TO YOUR FUND(S).


THE TRUSTEES RECOMMEND A VOTE FOR ALL PROPOSALS:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

1. Proposal to elect all nominees.

The nominees for Trustees are: (01) J.A. Baxter, (02) C.B. Curtis, (03) M.R. Drucker, (04) C.E. Haldeman, Jr., (05) J.A. Hill, (06) R.J. Jackson,
(07) P.L. Joskow, (08) E.T. Kennan, (09) J.H. Mullin, III, (10) R.E. Patterson, (11) G. Putnam, III, (12) A.J.C. Smith, (13) W.T. Stephens and
(14) R.B. Worley

------------------------------------------------------------------------
To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) above.

FOR electing all the nominees (except as marked to the contrary at left)

WITHHOLD authority to vote for all nominees


2A. Approving an amendment to the fund's fundamental investment restriction with respect to borrowing.
FOR                           AGAINST                       ABSTAIN

2B. Approving an amendment to the fund's fundamental investment restriction with respect to making loans.
FOR                           AGAINST                       ABSTAIN

2C. Approving an amendment to the fund's fundamental investment restriction with respect to diversification of investments.
FOR                           AGAINST                       ABSTAIN

2D. Approving an amendment to the fund's fundamental investment restriction with respect to issuance of senior securities.
FOR                           AGAINST                       ABSTAIN

2E. Approving an amendment to Putnam Equity Income Fund's investment objective.
FOR                           AGAINST                       ABSTAIN

3. Approving an amendment to the fund's Agreement and Declaration of Trust.
FOR                           AGAINST                       ABSTAIN

Note: If you have any questions on the proposals, please call
1-800-225-1581.


PLEASE SIGN AND DATE ON THE REVERSE SIDE.


Equity 1- dh


PUTNAM INVESTMENTS

EzVote Consolidated Proxy Card

The top half of this form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.


PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 11,
2004

This Proxy is solicited on behalf of the Trustees of the Fund.

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of the open-end Putnam funds noted thereon on November 11, 2004 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy or fail to provide your voting instructions on a proposal, the Proxies will vote in the same manner as the Trustees recommend


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

-------------------------------------------
Shareholder/Co-owner sign(s) here      Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.

If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Equity 1 EZ - dh

DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW


Your vote is important. For your convenience, you can vote your Proxy in any of these three ways:

1
TELEPHONE
Call us toll-free at 1-888-221-0697

* Follow the automated telephone direction.

* There is no need for you to return your proxy card.

2
INTERNET
Go to https://www.proxyweb.com/Putnam

* Follow the instructions on the site.

* There is no need for you to return your proxy card.
3
MAIL
Mail in the proxy card.

* Please sign and date your proxy card.

* Detach the card from this proxy form.

* Return the card in the postage-paid envelope provided.

INDIVIDUAL BALLOTS
On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you elect to vote each account separately, do not return the Consolidated Proxy Card above.

SIGN BELOW ONLY IF YOU ARE VOTING EACH
ACCOUNT SEPARATELY.

-------------------------------------------
Shareholder/Co-owner sign(s) here      Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.

If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Equity 1 IND - dh


REFER TO PAGES ______ IN YOUR PROXY STATEMENT TO DETERMINE WHICH
PROPOSALS ARE APPLICABLE TO YOUR FUND(S).


EzVote Consolidated Proxy Card

THE TRUSTEES RECOMMEND A VOTE FOR ALL PROPOSALS:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

1. Proposal to elect all nominees.

The nominees for Trustees are: (01) J.A. Baxter, (02) C.B. Curtis, (03) M.R. Drucker, (04) C.E. Haldeman, Jr., (05) J.A. Hill, (06) R.J. Jackson,
(07) P.L. Joskow, (08) E.T. Kennan, (09) J.H. Mullin, III, (10) R.E. Patterson, (11) G. Putnam, III, (12) A.J.C. Smith, (13) W.T. Stephens and
(14) R.B. Worley

To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) above.

FOR electing all the nominees (except as marked to the contrary at left)

WITHHOLD authority to vote for all nominees


2A. Approving an amendment to the fund's fundamental investment restriction with respect to borrowing.
FOR                           AGAINST                       ABSTAIN

2B. Approving an amendment to the fund's fundamental investment restriction with respect to making loans.
FOR                           AGAINST                       ABSTAIN

2C. Approving an amendment to the fund's fundamental investment restriction with respect to diversification of investments.
FOR                           AGAINST                       ABSTAIN

2D. Approving an amendment to the fund's fundamental investment restriction with respect to issuance of senior securities.
FOR                           AGAINST                       ABSTAIN

2E. Approving an amendment to Putnam Equity Income Fund's investment objective.
FOR                           AGAINST                       ABSTAIN

3. Approving an amendment to the fund's Agreement and Declaration of Trust.

FOR                           AGAINST                       ABSTAIN

Note: If you have any questions on the proposals, please call
1-800-225-1581.


PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Equity 1 EZ - dh

DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW